UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2014

Item 1.  Report to Stockholders.

[Calvert International Equity Fund Annual Report]

and

[Calvert Capital Accumulation Fund Annual Report]

and

[Calvert International Opportunities Fund Annual Report]

and

[Calvert Emerging Markets Equity Fund Annual Report]

Calvert International Equity Fund

Annual Report
September 30, 2014

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5	President’s Letter
7	SRI Update
9	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
27	Statement of Operations
28	Statements of Changes in Net Assets
30	Notes to Financial Statements
38	Financial Highlights
44	Explanation of Financial Tables
45	Proxy Voting
46	Availability of Quarterly Portfolio Holdings
47	Director and Officer Information Table

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Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

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Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

• PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

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Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

For the one-year period ended September 30, 2014, Calvert International Equity Fund Class A shares (at NAV) returned 0.99% compared to its benchmark, the MSCI EAFE IMI Index, which returned 4.53% for the period. Stock selection and sector allocation both contributed to the Fund’s relative underperformance.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.

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CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	-3.56%	0.99%
Class B	-4.24%	-0.28%
Class C	-3.97%	0.07%
Class I	-3.28%	1.64%
Class Y	-3.38%	1.41%

MSCI EAFE
Investable
Market Index
(IMI)	-2.24%	4.53%

Lipper
International
Multi-Cap
Growth Funds
Average	-2.63%	3.07%

Ten Largest	% of Net
Stock Holdings	Assets
Roche Holding AG	2.4%
Toyota Motor Corp.	2.2%
Sanofi SA	1.6%
Unilever NV (CVA)	1.6%
AIA Group Ltd.	1.6%
HSBC Holdings plc, London
Exchange	1.5%
Softbank Corp.	1.5%
Isuzu Motors Ltd.	1.4%
BG Group plc	1.4%
Intesa Sanpaolo SpA, Milano
Stock Exchange	1.4%
Total	16.6%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	17.1%
Consumer Staples	8.4%
Energy	4.6%
Financials	24.8%
Health Care	11.9%
Industrials	11.0%
Information Technology	4.8%
Limited Partnership Interest	0.4%
Materials	5.6%
Short-Term Investments	2.6%
Telecommunication Services	5.6%
Utilities	2.8%
Venture Capital	0.4%
Total	100%

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, expe-

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riencing deflation. The region’s economic woes spread to core euro economies as well, particularly evident in France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory.

Although European equities benefited from the European Central Bank’s pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

The equity markets of developed, overseas countries finished the 12-month reporting period in positive territory. The Fund was up for the period, but underperformed its benchmark largely because of adverse stock selection, particularly in the Financials, Information Technology, and Consumer Discretionary sectors.

The Fund’s investment management team is comprised of three investment managers: Thornburg Investment Management (13% of assets), Martin Currie (65% of assets), and Calvert Investment Management (22% of assets).

The Fund’s overweight position in Consumer Discretionary, which was one of the worst-performing Index sectors, was the largest detractor from performance during the period. From a geographic perspective, our allocation of just under 5% to emerging markets (primarily Russia), during the period, also hurt relative performance.

In the Financials sector, banking companies struggled with a variety of issues. Japanese financial stocks were hurt by disappointment in the government’s progress on reforms. Japanese banks, Mizuho Financial Group, and Sumitomo Mitsui Trust Holdings were the weakest performers. Enthusiasm for megabanks waned in Japan as investors questioned their ability to sustain earnings growth in a low interest-rate environment. The Fund’s exposure to Sberbank, one of Russia’s oldest and largest banks, hurt performance. The bank’s performance was affected by sanctions imposed in response to Russia’s activities in Ukraine. We sold our position in the company.

Geopolitical uncertainty also affected Russian Internet search provider Yandex, which fell 17%1 during the reporting period. We sold this holding as well. While there is evidence that the company’s Internet media business model remains intact, its potential was obscured by geopolitical concerns.

Canadian athletic company Lululemon Athletica also detracted from performance, falling 43% during the period after suffering some senior-level management changes, not all of which were expected, and a high-profile product recall. The recall drew attention to the need for improved quality-control processes and supply-chain adjustments, which delayed product delivery. Lululemon lowered revenue and earnings guidance and struggled to restore sales growth.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.78%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-3.80%
Five year	3.35%
Ten year	2.56%

Class B Shares	(with max. load)
One year	-5.26%
Five year	2.93%
Ten year	1.91%

Class C Shares	(with max. load)
One year	-0.86%
Five year	3.44%
Ten year	2.17%

Class I Shares
One year	1.64%
Five year	5.11%
Ten year	3.80%

Class Y Shares*
One year	1.41%
Five year	4.79%
Ten year	3.31%

* Calvert International Equity Fund first offered Class Y shares on October 31, 2008.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Stock selection in Consumer Staples helped performance during the period. Retailer CVS Health Corporation, an out-of-benchmark U.S. holding, returned more than 41% for the year, as investors recognized the benefits of the company’s joint venture with Cardinal Healthcare. The company’s earnings exceeded estimates and confirmed our positive outlook for CVS.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.

We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

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Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.

Calvert Investment Management, Inc.
October 2014

1. Returns reflect the period securities were held by the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Mizuho Financial Group 1.60%, Sumitomo Mitsui Trust Holdings, Inc. 0.30%, Sberbank 0%, Yandex 0%, Lululemon Athletica 0.20%, CVS Health Corporation 0.80%, and Cardinal Healthcare 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/14	9/30/14	4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$964.37	$8.05
Hypothetical	$1,000.00	$1,016.87	$8.26
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$957.59	$14.57
Hypothetical	$1,000.00	$1,010.18	$14.97
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$960.32	$12.53
Hypothetical	$1,000.00	$1,012.28	$12.87
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$967.18	$4.91
Hypothetical	$1,000.00	$1,020.07	$5.04
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$966.22	$6.34
Hypothetical	$1,000.00	$1,018.62	$6.50
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63%, 2.97%, 2.55%, 1.00%, and 1.29% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Equity Fund: We have audited the accompanying statement of net assets of the Calvert International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Equity Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 17

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

EQUITY SECURITIES - 94.9%	SHARES	VALUE
Australia - 2.9%
ALS Ltd.	170,559	$785,187
Aurizon Holdings Ltd.	503,605	1,992,857
Australia & New Zealand Banking Group Ltd. (ADR)	31,305	847,270
Macquarie Group Ltd.	36,560	1,839,251
Westpac Banking Corp. (ADR)	73,994	2,079,971
Woolworths Ltd.	128,731	3,850,390
		11,394,926

Austria - 1.0%
OMV AG (ADR)	705	23,702
Voestalpine AG	97,015	3,834,275
		3,857,977

Belgium - 0.1%
Ageas (ADR)	16,137	530,988

Canada - 1.3%
Dollarama, Inc.	6,411	543,378
Intact Financial Corp.	4,350	281,410
Lululemon Athletica, Inc.*	21,884	919,347
Suncor Energy, Inc. Toronto Exchange	97,100	3,511,141
		5,255,276

China - 0.4%
Alibaba Group Holding Ltd. (ADR)*	8,610	764,998
BOC Hong Kong Holdings Ltd. (ADR)	14,621	927,702
		1,692,700

Denmark - 0.3%
H Lundbeck A/S (ADR)	4,947	109,841
Novo Nordisk A/S, Series B	21,162	1,012,295
		1,122,136

Finland - 0.1%
Metso Oyj (ADR)	594	20,986
Sampo Oyj (ADR)	9,749	235,341
		256,327

France - 7.3%
Air Liquide SA	38,639	4,711,597
AXA SA (ADR)	88,664	2,182,908
BNP Paribas SA (ADR)	51,009	1,679,216
Casino Guichard Perrachon SA (ADR)	361	7,689
Credit Agricole SA (ADR)	70,467	525,331
Eutelsat Communications SA	108,352	3,497,702

18	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
France - Cont’d
Kering SA	23,121	$4,660,962
Numericable Group SA*	15,083	804,664
Orange SA (ADR)	30,438	448,656
Sanofi SA	56,578	6,398,258
Sanofi SA (ADR)	29,211	1,648,377
Suez Environnement Co. (ADR)	12,087	101,410
Valeo SA (ADR)	7,857	436,064
Vallourec SA	22,437	1,031,539
Veolia Environnement SA (ADR)	31,318	549,631
		28,684,004

Germany - 5.8%
Allianz SE (ADR)	126,350	2,036,762
Brenntag AG	67,856	3,333,877
Celesio AG (ADR)	2,078	13,549
Commerzbank AG (ADR)*	1	15
Continental AG	17,200	3,271,882
Continental AG (ADR)	74	2,802
Deutsche Post AG	141,953	4,551,005
Deutsche Post AG (ADR)	66,303	2,123,354
Dialog Semiconductor plc*	95,131	2,672,111
ElringKlinger AG	28,887	854,988
Hugo Boss AG	28,000	3,498,789
K+S AG (ADR)	2,216	31,068
Merck KGaA (ADR)	4,105	125,777
Muenchener Rueckversicherungs AG (ADR)	18,233	360,284
		22,876,263

Hong Kong - 2.8%
AIA Group Ltd	1,189,427	6,150,135
Bank of East Asia Ltd. (ADR)	7,631	30,348
Hang Seng Bank Ltd. (ADR)	52,462	835,982
PCCW Ltd. (ADR)	3,746	23,038
Samsonite International SA*	1,157,100	3,717,943
Shenguan Holdings Group Ltd.	1,190,148	398,507
		11,155,953

India - 0.7%
Wipro Ltd. (ADR)	236,200	2,872,192

Ireland - 0.9%
Kerry Group plc	52,418	3,694,625

Israel - 1.2%
Check Point Software Technologies Ltd.*	65,600	4,542,144

Italy - 3.5%
GTECH SpA (ADR)	1,107	26,081
Intesa Sanpaolo SpA, Milano Stock Exchange	1,747,363	5,308,585

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Italy - Cont’d
Intesa Sanpaolo SpA (ADR)	15,502	$280,044
Mediobanca SpA*	501,526	4,312,614
Pirelli & C. SpA	58,879	814,838
Prysmian SpA	161,645	3,002,445
Snam SpA (ADR)	4,529	49,321
Terna Rete Elettrica Nazionale SpA (ADR)	3,785	56,832
		13,850,760

Japan - 16.8%
Astellas Pharma, Inc.	346,000	5,151,748
Coca-Cola East Japan Co. Ltd	47,000	932,929
Eisai Co. Ltd. (ADR)	424	17,135
FANUC Corp.	4,551	822,022
Isuzu Motors Ltd	383,000	5,412,811
JSR Corp	147,700	2,576,249
Kubota Corp.	24,026	379,531
Mitsui Fudosan Co. Ltd.	154,256	4,725,079
Mizuho Financial Group, Inc.	2,696,200	4,815,916
Mizuho Financial Group, Inc. (ADR)	465,494	1,661,814
MS&AD Insurance Group Holdings (ADR)	50,456	548,204
Nippon Telegraph & Telephone Corp.	16,802	1,044,964
Nippon Telegraph & Telephone Corp. (ADR)	101,457	3,156,327
Nissan Motor Co. Ltd	379,400	3,698,004
Nissan Motor Co. Ltd. (ADR)	73,438	1,422,127
Nomura Holdings, Inc. (ADR)	209,151	1,236,082
Olympus Corp.*	17,850	640,435
ORIX Corp	360,400	4,971,828
Softbank Corp	83,533	5,856,259
Sony Corp	29,400	533,717
Sony Corp. (ADR)	48,901	882,174
Sumitomo Mitsui Trust Holdings, Inc	327,287	1,362,266
Takeda Pharmaceutical Co. Ltd. (ADR)	14,428	313,665
Tokyo Gas Co. Ltd	621,118	3,491,400
Toyota Motor Corp. (t)	149,782	8,826,451
Toyota Motor Corp. (ADR)	12,657	1,487,577
		65,966,714

Luxembourg - 1.0%
Ipsen SA (ADR)	46,295	564,336
ProSiebenSat.1 Media AG	84,472	3,365,210
		3,929,546

Mexico - 0.1%
FINAE, Series D, Preferred (b)(i)*	1,962,553	298,139

Netherlands - 4.3%
Aegon NV	105,641	868,369
Akzo Nobel NV	15,663	1,072,938
ING Groep NV (CVA)*	112,183	1,602,100

20	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Netherlands - Cont’d
Koninklijke Ahold NV (ADR)	68,291	$1,104,265
Koninklijke Philips NV, NY Shares	70,084	2,222,364
Unilever NV, NY Shares	85,657	3,398,870
Unilever NV (CVA)	157,749	6,280,448
Wolters Kluwer NV (ADR)	14,483	385,248
		16,934,602

New Zealand - 0.1%
Spark New Zealand Ltd. (ADR)	27,311	317,354

Norway - 2.6%
DnB ASA	242,707	4,542,720
DNB ASA (ADR)	368	68,525
Orkla ASA	77,215	697,985
Prosafe SE	135,456	791,996
Statoil ASA (ADR)	132,882	3,609,075
Yara International ASA (ADR)	11,859	595,678
		10,305,979

Philippines - 0.7%
Philippine Long Distance Telephone Co. (ADR)	40,905	2,821,627

Portugal - 0.0%
Portugal Telecom SGPS SA (ADR)	42,236	88,273

Singapore - 0.2%
Singapore Telecommunications Ltd. (ADR)	28,833	861,530

South Africa - 2.3%
Aspen Pharmacare Holdings Ltd.	149,057	4,435,985
Clicks Group Ltd.	92,584	548,610
MTN Group Ltd. (ADR)	30,742	654,190
Naspers Ltd	26,867	2,958,293
Nedbank Group Ltd. (ADR)	5,734	110,437
Tiger Brands Ltd. (ADR)	2,875	80,471
		8,787,986

South Korea - 0.2%
SK Hynix, Inc.*	18,435	816,713

Spain - 2.5%
Amadeus IT Holding SA	24,181	904,398
Banco Bilbao Vizcaya Argentaria SA:
Common	86,035	1,037,586
Rights*	86,035	8,582
Banco Bilbao Vizcaya Argentaria SA (ADR)	147,331	1,767,972
Banco Santander SA (ADR)	183,572	1,743,934
Distribuidora Internacional de Alimentacion SA	62,798	450,713
Enagas SA (ADR)	2,558	41,005

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Spain - Cont’d
Ferrovial SA (ADR)	430	$8,097
Inditex SA	136,945	3,782,634
		9,744,921

Sweden - 2.5%
Assa Abloy AB, Series B	98,653	5,092,526
Atlas Copco AB (ADR):
A Shares	41,252	1,178,570
B Shares	15,213	392,031
Sandvik AB (ADR)	5,419	60,801
SKF AB (ADR)	960	20,054
Svenska Cellulosa AB SCA, Series B	72,385	1,725,876
Svenska Handelsbanken AB (ADR)	12,513	293,430
Swedbank AB (ADR)	14,551	365,085
Tele2 AB (ADR)	118,277	704,931
		9,833,304

Switzerland - 8.5%
Aryzta AG*	45,265	3,900,971
Clariant AG*	264,132	4,522,212
Credit Suisse Group AG*	142,039	3,934,668
Novartis AG	18,789	1,772,621
Novartis AG (ADR)	31,575	2,972,155
Roche Holding AG	31,860	9,439,136
Roche Holding AG (ADR)	111,462	4,122,979
Swiss Re AG (ADR)	3,389	270,612
UBS AG*	77,892	1,358,046
Zurich Insurance Group AG (ADR)*	29,695	885,178
		33,178,578

Taiwan - 0.9%
MediaTek, Inc.	201,000	2,976,725
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	23,847	481,232
		3,457,957

United Kingdom - 19.8%
Admiral Group plc (ADR)	3,403	71,157
Aon plc	13,595	1,191,874
ARM Holdings plc	25,502	374,725
Ashtead Group plc	231,863	3,922,169
AstraZeneca plc (ADR)	23,008	1,643,692
Aviva plc	145,562	1,235,877
Barclays plc	963,232	3,553,263
Barclays plc (ADR)	28,407	420,708
BG Group plc	288,162	5,327,852
BT Group plc	121,477	747,878
BT Group plc (ADR)	38,898	2,391,449
Bunzl plc (ADR)	20,992	544,428
Capita plc	232,001	4,379,791

22	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Catlin Group Ltd. (ADR)	2,173	$36,611
Compass Group plc	65,463	1,057,995
easyJet plc	20,051	462,755
Foxtons Group plc	202,200	705,067
GlaxoSmithKline plc	63,804	1,462,179
GlaxoSmithKline plc (ADR)	36,664	1,685,444
Howden Joinery Group plc	469,348	2,581,269
HSBC Holdings plc:
Hong Kong Exchange	227,314	2,330,240
London Exchange	596,061	6,052,642
HSBC Holdings plc (ADR)	38,065	1,936,747
Inmarsat plc	226,574	2,575,957
Intertek Group plc	12,202	518,691
J Sainsbury plc (ADR)	10,892	178,901
Johnson Matthey plc	54,055	2,559,060
Legal & General Group plc (ADR)	884	16,266
Liberty Global plc, Series C*	33,621	1,378,965
Man Group plc (ADR)	54,532	101,975
Meggitt plc	504,745	3,693,615
Old Mutual plc (ADR)	1,311	30,894
Pearson plc	47,825	961,805
Persimmon plc*	190,136	4,113,682
Prudential plc	233,225	5,204,801
Reckitt Benckiser Group plc	6,332	549,421
Reckitt Benckiser Group plc (ADR)	25,909	450,558
Sage Group plc (ADR)	89	2,099
SSE plc	155,983	3,913,615
SSE plc (ADR)	87,511	2,208,778
The British Land Co. plc (ADR)	5,516	63,020
Unilever plc	19,045	798,458
Unilever plc (ADR)	82,324	3,449,376
United Utilities Group plc (ADR)	25,809	673,615
		77,559,364

United States - 4.1%
Accenture plc	13,830	1,124,656
Applied Industrial Technologies, Inc	13,552	618,649
Applied Materials, Inc.	26,662	576,166
Bioceptive, Inc., Series A, Preferred (a)(b)(i)*	582,574	299,967
Bristol-Myers Squibb Co	34,395	1,760,336
CNO Financial Group, Inc.	35,839	607,829
CVS Health Corp.	41,400	3,295,026
EOG Resources, Inc	36,900	3,653,838
MasterCard, Inc.	9,701	717,098
Nielsen NV	25,914	1,148,768
Perrigo Co. plc	5,930	890,627
Powerspan Corp., Contingent Deferred Distribution (b)(i)*	1	—

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United States - Cont’d
Unit Corp.*	16,873	$989,601
Wynn Resorts Ltd.	1,621	303,257
		15,985,818

Total Equity Securities (Cost $351,099,897)		372,674,676

	ADJUSTED
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.4%	BASIS
BFSE Holding, B.V. (b)(i)*	$612,966	310,115
Africa Renewable Energy Fund (b)(i)*	52,626	21,098
Blackstone Clean Technology Partners (b)(i)*	75,424	46,037
China Environment Fund 2004 (b)(i)*	—	130,273
Emerald Sustainability Fund I (b)(i)*	433,916	229,476
gNet Defta Development Holdings LLC (a)(b)(i)*	400,000	319,014
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	330,924	379,035
SEAF India International Growth Fund (b)(i)*	281,749	127,228
ShoreCap International LLC (b)(i)*	—	115,129
Terra Capital (b)(i)*	469,590	1

Total Venture Capital Limited Partnership Interest
(Cost $2,657,194)		1,677,406

	PRINCIPAL
VENTURE CAPITAL DEBT OBLIGATIONS - 0.3%	AMOUNT
AFIG LLC, 6.00%, 10/17/17 (b)(i)	450,953	338,214
FINAE:
Note I, 6.50%, 12/1/15 (b)(i)	250,000	250,000
Note II, 6.50%, 12/1/15 (b)(i)	500,000	500,000
Windhorse International-Spring Health Water Ltd., 1.00%,
3/14/18 (b)(i)	70,000	52,500

Total Venture Capital Debt Obligations (Cost $1,270,953)		1,140,714

HIGH SOCIAL IMPACT INVESTMENTS - 1.1%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(i)	4,431,583	4,344,226

Total High Social Impact Investments (Cost $4,431,583)		4,344,226

TIME DEPOSIT - 2.6%
State Street Bank Time Deposit, 0.069%, 10/1/14	10,059,906	10,059,906

Total Time Deposit (Cost $10,059,906)		10,059,906

TOTAL INVESTMENTS (Cost $369,519,533) - 99.3%		389,896,928
Other assets and liabilities, net - 0.7%		2,801,052
NET ASSETS - 100%		$392,697,980

See notes to financial statements.

24	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 15,972,582 shares outstanding	$348,631,999
Class B: 139,130 shares outstanding	8,369,793
Class C: 1,203,089 shares outstanding	31,683,410
Class I: 5,221,589 shares outstanding	127,822,287
Class Y: 1,001,859 shares outstanding	16,067,360
Undistributed net investment income	2,266,246
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(162,487,363)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies	20,344,248

NET ASSETS	$392,697,980

NET ASSET VALUE PER SHARE
Class A (based on net assets of $263,718,541)	$16.51
Class B (based on net assets of $2,009,982)	$14.45
Class C (based on net assets of $17,172,793)	$14.27
Class I (based on net assets of $92,317,454)	$17.68
Class Y (based on net assets of $17,479,210)	$17.45

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 25

RESTRICTED SECURITIES	ACQUISITION DATES	COST
AFIG LLC, 6.00%, 10/17/17	10/11/12	$450,953
Africa Renewable Energy Fund LP	4/17/14	52,626
BFSE Holding, B.V	1/12/06 - 6/11/14	612,966
Bioceptive, Inc., Series A, Preferred	10/26/12 - 12/18/13	252,445
Blackstone Clean Technology Partners LP	7/29/10 - 2/21/14	75,424
Calvert Social Investment Foundation Notes,
0.25%, 7/1/17	7/1/14	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	—
Emerald Sustainability Fund I LP	7/19/01 - 5/17/11	433,916
FINAE:
Series D, Preferred	2/28/11	252,686
Note I, 6.50%, 12/1/15	12/10/10	250,000
Note II, 6.50%, 12/1/15	2/24/11	500,000
gNet Defta Development Holdings LLC, LP	8/30/05	400,000
Powerspan Corp., Contingent Deferred Distribution	8/20/97 - 7/11/14	—
SEAF Central and Eastern European Growth
Fund LLC, LP	8/10/00 - 8/26/11	330,924
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	281,749
ShoreCap International LLC, LP	8/12/04 - 12/15/08	—
Terra Capital LP	11/23/98 - 3/14/06	469,590
Windhorse International-Spring Health Water Ltd.,
9.00%, 3/14/18	2/12/14	70,000

(a)	Affiliated company.
(b)	This security was valued under the direction of the Board of Directors. See Note A.
(i)	Restricted securities represent 2.0% of net assets of the Fund.
(t)	75,000 shares of Toyota Motor Corp. have been soft segregated in order to cover outstanding commitments to certain limited partnerships investments within the Fund. There are no restrictions on the trading of this security.
*	Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
CVA: Certificaten Van Aandelen
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

26	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $860,790)	$9,751,002
Interest income	114,363
Total investment income	9,865,365

Expenses:
Investment advisory fee	2,878,134
Transfer agency fees and expenses	696,136
Administrative fees	1,178,211
Distribution Plan expenses:
Class A	658,680
Class B	27,175
Class C	179,516
Directors' fees and expenses	36,653
Custodian fees	141,971
Registration fees	51,127
Reports to shareholders	47,544
Professional fees	87,881
Miscellaneous	31,476
Total expenses	6,014,504
Reimbursement from Advisor:
Class B	(6,026)
Net expenses	6,008,478

NET INVESTMENT INCOME	3,856,887

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	38,676,895
Foreign currency transactions	(494,848)
38,182,047

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(39,006,845)
Assets and liabilities denominated in foreign currencies	(43,440)
(39,050,285)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(868,238)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,988,649

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$3,856,887	$1,991,350
Net realized gain (loss)	38,182,047	21,909,482
Change in unrealized appreciation (depreciation)	(39,050,285)	43,140,368

Increase (Decrease) in Net Assets
Resulting From Operations	2,988,649	67,041,200

Distributions to shareholders from:
Net investment income:
Class A shares	(1,441,168)	(1,472,525)
Class I shares .	(1,465,772)	(1,480,867)
Class Y shares .	(125,098)	(86,752)
Total distributions .	(3,032,038)	(3,040,144)

Capital share transactions:
Shares sold:
Class A shares	58,755,990	50,683,210
Class B shares	22,810	12,163
Class C shares	2,254,459	1,438,125
Class I shares .	15,405,740	11,987,612
Class Y shares .	9,173,420	4,137,041
Reinvestment of distributions:
Class A shares	1,068,320	1,204,726
Class I shares .	1,195,493	1,307,560
Class Y shares .	72,616	42,132
Redemption fees:
Class A shares	3,602	804
Class C shares	227	52
Class I shares .	—	1
Shares redeemed:
Class A shares	(38,938,256)	(34,384,564)
Class B shares	(1,205,154)	(1,104,033)
Class C shares	(2,857,013)	(2,851,196)
Class I shares .	(6,486,688)	(48,952,897)
Class Y shares .	(1,959,045)	(3,141,545)
Total capital share transactions .	36,506,521	(19,620,809)

Total Increase (Decrease) in Net Assets	36,463,132	44,380,247

Net Assets
Beginning of year	356,234,848	311,854,601
End of year (including undistributed net investment income of
$2,266,246 and $1,765,051, respectively)	$392,697,980	$356,234,848

See notes to financial statements.

28 www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	3,451,461	3,392,867
Class B shares	1,517	864
Class C shares	152,718	108,793
Class I shares .	846,818	739,068
Class Y shares .	510,073	264,708
Reinvestment of distributions:
Class A shares	62,658	85,381
Class I shares .	65,795	86,594
Class Y shares .	4,041	2,831
Shares redeemed:
Class A shares	(2,290,221)	(2,343,110)
Class B shares	(80,280)	(85,072)
Class C shares	(193,947)	(223,872)
Class I shares .	(355,259)	(3,131,479)
Class Y shares .	(108,621)	(200,003)
Total capital share activity	2,066,753	(1,302,430)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/ or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund, except Special Equities investments, to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties. Special Equities investments, as described in the Fund’s prospectus and statement of additional information, are fair valued by the Board’s Special Equities Committee.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation

30	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Directors and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropri-

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 31

ate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or with respect to Special Equities investments, by the Special Equities Committee using the venture capital methodologies described above.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based

32	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $7,760,452, or 2.0% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$372,076,570	—	—	$372,076,570**
Other debt obligations	—	$14,404,132	—	14,404,132
Venture capital	—	—	$3,416,226	3,416,226
TOTAL	$372,076,570	$14,404,132	$3,416,226***	$389,896,928

*	For further breakdown of equity securities by country, please refer to the Statement of Net Assets.
**	Exclusive of $598,106 venture capital equity shown in venture capital heading.
***	Level 3 securities represent 0.9% of net assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million, and .675% on the excess of $500 million. At year end, $246,859 was payable.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses.

34	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

This expense limitation does not limit any acquired fund fees and expenses, if any. The Advisor voluntarily reimbursed Class B shares for expenses of $6,026 for the year ended September 30, 2014.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C, and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $100,287 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $71,902 was payable at year end.

CID received $38,239 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $99,074 for the year ended September 30, 2014. Under the terms of the agreement, $8,073 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENTS ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $335,463,020 and $307,624,122, respectively.

Capital Loss Carryforwards
Expiration Date
30-Sep-17	($44,177,301)
30-Sep-18	(105,942,268)
30-Sep-19	(10,386,632)

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Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$3,032,038	$3,040,144
Total	$3,032,038	$3,040,144

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$33,995,867
Unrealized (depreciation)	(16,161,316)
Net unrealized appreciation/(depreciation)	$17,834,551
Undistributed ordinary income	$2,827,928
Capital loss carryforward	($160,506,201)

Federal income tax cost of investments	$372,062,377

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, passive foreign investment companies, and partnerships.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, partnerships, capital gain taxes, and passive foreign investment companies.

Undistributed net investment income	($323,654)
Accumulated net realized gain (loss)	323,654

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is

36	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT incurred on the unused portion of the committed facility, which is allocated to all participating funds. The fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$1,124	1.35%	$410,370	November 2013

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund as of September 30, 2014 are as follows:

AFFILIATES	COST	VALUE
Bioceptive, Inc. - Series A preferred	$252,445	$299,967
gNet Defta Development Holdings LLC, LP	400,000	319,014
SEAF Central & Eastern European Growth Fund LLC, LP	330,924	379,035
TOTALS	$983,369	$998,016

NOTE F — OTHER

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $1,160,619 at September 30, 2014.

NOTE G — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended September 30, 2014, the Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. It also considers $.45 per share as income derived from foreign sources and $.03 per share as foreign taxes paid.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$16.44	$13.49	$11.84
Income from investment operations:
Net investment income	.15	.08	.12
Net realized and unrealized gain (loss)	.02	2.98	1.68
Total from investment operations	.17	3.06	1.80
Distributions from:
Net investment income	(.10)	(.11)	(.15)
Net realized gain	—	—	—
Total distributions	(.10)	(.11)	(.15)
Total increase (decrease) in net asset value	0.07	2.95	1.65
Net asset value, ending	$16.51	$16.44	$13.49

Total return*	.99%	22.82%	15.34%
Ratios to average net assets: A
Net investment income	.88%	.52%	.96%
Total expenses	1.66%	1.76%	1.84%
Expenses before offsets	1.66%	1.76%	1.80%
Net expenses	1.66%	1.76%	1.80%
Portfolio turnover	82%	40%	43%
Net assets, ending (in thousands)	$263,718	$242,464	$183,588

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$13.88	$13.83
Income from investment operations:
Net investment income	.15	.06
Net realized and unrealized gain (loss)	(2.15)	.09
Total from investment operations	(2.00)	.15
Distributions from:
Net investment income	(.04)	(.10)
Net realized gain	—	—
Total distributions	(.04)	(.10)
Total increase (decrease) in net asset value	(2.04)	.05
Net asset value, ending	$11.84	$13.88

Total return*	(14.47%)	1.08%
Ratios to average net assets: A
Net investment income	1.03%	.46%
Total expenses	1.80%	1.83%
Expenses before offsets	1.80%	1.80%
Net expenses	1.80%	1.80%
Portfolio turnover	49%	133%
Net assets, ending (in thousands)	$173,936	$245,309

See notes to financial highlights.

38	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$14.49	$11.94	$10.48
Income from investment operations:
Net investment income (loss)	(.08)	(.10)	(.03)
Net realized and unrealized gain (loss)	.04	2.65	1.49
Total from investment operations	(.04)	2.55	1.46
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	(0.04)	2.55	1.46
Net asset value, ending	$14.45	$14.49	$11.94

Total return*	(.28%)	21.36%	13.93%
Ratios to average net assets: A
Net investment income (loss)	(.53%)	(.75%)	(.26%)
Total expenses	3.19%	3.19%	3.18%
Expenses before offsets	2.97%	2.97%	2.97%
Net expenses	2.97%	2.97%	2.97%
Portfolio turnover	82%	40%	43%
Net assets, ending (in thousands)	$2,010	$3,158	$3,607

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$12.40	$12.40
Income from investment operations:
Net investment income (loss)	(.03)	(.09)
Net realized and unrealized gain (loss)	(1.89)	.09
Total from investment operations	(1.92)	—
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(1.92)	—
Net asset value, ending	$10.48	$12.40

Total return*	(15.48%)	.00%
Ratios to average net assets: A
Net investment income (loss)	(.21%)	(.74%)
Total expenses	3.02%	3.03%
Expenses before offsets	2.97%	2.97%
Net expenses	2.97%	2.97%
Portfolio turnover	49%	133%
Net assets, ending (in thousands)	$4,506	$6,850

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$14.26	$11.71	$10.26
Income from investment operations:
Net investment income (loss)	(.01)	(.05)	.01
Net realized and unrealized gain (loss)	.02	2.60	1.45
Total from investment operations	.01	2.55	1.46
Distributions from:
Net investment income	—	—	(.01)
Net realized gain	—	—	—
Total distributions	—	—	(.01)
Total increase (decrease) in net asset value	0.01	2.55	1.45
Net asset value, ending	$14.27	$14.26	$11.71

Total return*	.07%	21.78%	14.23%
Ratios to average net assets: A
Net investment income (loss)	(.06%)	(.40%)	.05%
Total expenses	2.57%	2.65%	2.72%
Expenses before offsets	2.57%	2.65%	2.69%
Net expenses	2.57%	2.65%	2.69%
Portfolio turnover	82%	40%	43%
Net assets, ending (in thousands)	$17,173	$17,746	$15,922

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$12.10	$12.07
Income from investment operations:
Net investment income (loss)	.01	(.05)
Net realized and unrealized gain (loss)	(1.85)	.08
Total from investment operations	(1.84)	.03
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(1.84)	.03
Net asset value, ending	$10.26	$12.10

Total return*	(15.21%)	.25%
Ratios to average net assets: A
Net investment income (loss)	.12%	(.41%)
Total expenses	2.67%	2.72%
Expenses before offsets	2.67%	2.69%
Net expenses	2.67%	2.69%
Portfolio turnover	49%	133%
Net assets, ending (in thousands)	$16,195	$21,942

See notes to financial highlights.

40	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$17.69	$14.52	$12.70
Income from investment operations:
Net investment income	.28	.17	.24
Net realized and unrealized gain (loss)	.02	3.24	1.79
Total from investment operations	.30	3.41	2.03
Distributions from:
Net investment income	(.31)	(.24)	(.21)
Net realized gain	—	—	—
Total distributions	(.31)	(.24)	(.21)
Total increase (decrease) in net asset value	(0.01)	3.17	1.82
Net asset value, ending	$17.68	$17.69	$14.52

Total return*	1.64%	23.74%	16.16%
Ratios to average net assets: A
Net investment income	1.53%	1.07%	1.71%
Total expenses	1.02%	1.06%	1.09%
Expenses before offsets	1.02%	1.06%	1.06%
Net expenses	1.02%	1.06%	1.06%
Portfolio turnover	82%	40%	43%
Net assets, ending (in thousands)	$92,318	$82,499	$101,203

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$14.83	$14.79
Income from investment operations:
Net investment income	.26	.17
Net realized and unrealized gain (loss)	(2.30)	.11
Total from investment operations	(2.04)	.28
Distributions from:
Net investment income	(.09)	(.24)
Net realized gain	—	—
Total distributions	(.09)	(.24)
Total increase (decrease) in net asset value	(2.13)	.04
Net asset value, ending	$12.70	$14.83

Total return*	(13.84%)	1.91%
Ratios to average net assets: A
Net investment income	1.74%	1.17%
Total expenses	1.07%	1.08%
Expenses before offsets	1.06%	1.06%
Net expenses	1.06%	1.06%
Portfolio turnover	49%	133%
Net assets, ending (in thousands)	$89,142	$86,475

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$17.38	$14.25	$12.45
Income from investment operations:
Net investment income	.23	.14	.18
Net realized and unrealized gain (loss)	.02	3.15	1.77
Total from investment operations	.25	3.29	1.95
Distributions from:
Net investment income	(.18)	(.16)	(.15)
Net realized gain	—	—	—
Total distributions	(.18)	(.16)	(.15)
Total increase (decrease) in net asset value	.07	3.13	1.80
Net asset value, ending	$17.45	$17.38	$14.25

Total return*	1.41%	23.27%	15.80%
Ratios to average net assets: A
Net investment income	1.27%	.90%	1.36%
Total expenses	1.31%	1.41%	1.46%
Expenses before offsets	1.31%	1.39%	1.39%
Net expenses	1.31%	1.39%	1.39%
Portfolio turnover	82%	40%	43%
Net assets, ending (in thousands)	$17,479	$10,367	$7,535

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011 (z)	2010 (z)
Net asset value, beginning	$14.53	$14.34
Income from investment operations:
Net investment income	.24	.08
Net realized and unrealized gain (loss)	(2.30)	.17
Total from investment operations	(2.06)	.25
Distributions from:
Net investment income	(.02)	(.06)
Net realized gain	—	—
Total distributions	(.02)	(.06)
Total increase (decrease) in net asset value	(2.08)	.19
Net asset value, ending	$12.45	$14.53

Total return*	(14.20%)	1.73%
Ratios to average net assets: A
Net investment income	1.56%	.61%
Total expenses	1.51%	2.14%
Expenses before offsets	1.39%	1.39%
Net expenses	1.39%	1.39%
Portfolio turnover	49%	133%
Net assets, ending (in thousands)	$7,398	$2,790

See notes to financial highlights.

42	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)	Per share figures are calculated using the Average Share Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front- end or deferred sales charge.

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 43

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s

44	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 45

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46	www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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5	President’s Letter
7	SRI Update
9	Portfolio Management Discussion
14	Shareholder Expense Example
16	Report of Independent Registered Public Accounting Firm
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
31	Financial Highlights
37	Explanation of Financial Tables
38	Proxy Voting
39	Availability of Quarterly Portfolio Holdings
40	Director and Officer Information Table

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Barbara Krumsiek
President and CEO of Calvert Investments

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 5

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

6	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

SRI UPDATE

from the Calvert Sustainability Research Department

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

• PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 7

Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

For the one-year period ended September 30, 2014 the Calvert Capital Accumulation Fund returned 7.9%, underperforming its benchmark, the Russell Midcap Growth Index, which returned 14.4% for the period. Stock and sector selection hurt performance over the reporting period, as did the Fund’s limited exposure to lower-quality companies, which performed well.

Investment Climate

The U.S. stock market delivered strong returns over the past 12 months. While large-and mid-cap stocks gained the most, small-cap stocks managed to eke out a positive return as well. The large-cap Russell 1000 Index rose 19.0%, the Russell Mid Cap Index gained 15.8%, and the small-cap Russell 2000 Index was up 3.9%.

Economic news improved in the United States during the reporting period. After contracting during the first calendar quarter of 2014, U.S. gross domestic product (GDP), a measure of the goods and services produced in the country, grew at an annual rate of 4.6% in the second quarter. Jobless claims and employment statistics improved, and there was a pickup in capital spending.

Positive economic news in the United States was offset by weakness in the eurozone, where some countries fell back into recession and growth was stagnant. China’s economy continued its slow-growth pattern, which contributed to contraction in other global economies. A range of geopolitical issues unsettled markets. Conflict in the Ukraine remained troubling and had a major effect on Russia and Europe. Horrific news emerged from the Middle East as ISIL/ISIS took over sections of Iraq and Syria. Regardless of these disruptions, many stock markets were at or near all-time highs in September 2014.

Portfolio Strategy

We underperformed the Russell Midcap Growth Index during the 12-month reporting period. Our emphasis on high-quality companies and disciplined growth-at-a-reasonable-price management approach encountered strong headwinds. High-debt companies out-

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CALVERT CAPITAL
ACCUMULATION
FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	24.5%
Consumer Staples	4.6%
Energy	6.9%
Financials	7.9%
Health Care	12.8%
Industrials	15.6%
Information Technology	19.3%
Materials	4.8%
Short-Term Investments	2.0%
Utilities	1.6%
Total	100%

CALVERT CAPITAL
ACCUMULATION FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	0.71%	7.90%
Class B	0.00%	6.35%
Class C	0.34%	7.06%
Class I	1.03%	8.53%
Class Y	0.73%	8.02%

Russell Midcap
Growth Index	3.61%	14.43%

Lipper Mid-Cap
Growth Funds
Average	0.12%	9.92%

Ten Largest	% of Net
Stock Holdings	Assets
Dresser-Rand Group, Inc.	3.6%
United Therapeutics Corp.	3.5%
Polaris Industries, Inc.	3.3%
AmerisourceBergen Corp.	2.9%
Ross Stores, Inc.	2.9%
Syntel, Inc.	2.9%
The Middleby Corp.	2.9%
Arrow Electronics, Inc.	2.8%
Proto Labs, Inc.	2.8%
Landstar System, Inc.	2.8%
Total	30.4%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

paced other companies in the Index by nearly 1000 basis points1 (bps) during the reporting period, and low-beta,2 or lower-risk, stocks outperformed higher-beta companies (which are typically associated with higher growth as well as higher risk) by nearly 800 bps. The Fund had less exposure to these types of companies, which contributed to the lag in performance over the past 12 months.

From an attribution perspective, both sector selection and stock selection detracted from performance. Our underweight position in Energy added value, but our underweights in the Health Care and Telecommunication Services sectors detracted from returns. The portfolio currently is overweight in Consumer Discretionary and Information Technology sectors, and underweight in Consumer Staples and Financials.

Stock selection was strong in Information Technology and Health Care. Information Technology holding Synaptics (+65.4%)3 soared on the announcement of its plans to acquire Renesas SP Drivers, which supplies display chips for Apple devices. In Health Care, Myriad Genetics (+55.7%) jumped thanks to a solid earnings report, as well as pos-

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itive results for its new prostate cancer test. Questcor Pharmaceuticals (+40.3%) advanced on news of its acquisition by Mallinckrodt. Similarly, Energy holding Dresser-Rand (+42.6%) did well when it was announced that it would be acquired by Siemens.

In the Consumer Discretionary, Energy, and Materials sectors, stock selection was weak. Energy holding Geospace Technologies (-56.3%) traded lower after a delayed order resulted in disappointing earnings. Hornbeck Offshore (-26.6%) lost value when it reported weaker-than-expected earnings. In Consumer Discretionary, Express (-39.0%) was down on disappointing earnings, and Sotheby’s (-19.5%) lost ground as commission pressures spawned weak quarterly results. Lower volumes and rising costs caused Materials holding Domtar (-5.9%) to lose value.

During the reporting period, the portfolio experienced significant turnover. We sold 32 companies and added 31 new ones. In most cases, we sold companies because they had reached our price targets. The Fund’s strategy remains unchanged. We rely on a valuation model to identify companies with better than average growth and profitability potential that are selling at reasonable valuation multiples. We rigorously review the fundamentals of companies that are identified, and apply environmental, social, and governance (ESG) criteria in making final investment selections.

Market Outlook

For 2014, we believe U.S. gross domestic product growth is likely to be about 2%, even though economic growth during the latter half of the year may be 3%. We estimate 2015 GDP growth at 2.5%, and that a firm U.S. dollar and lower energy prices will result in tame inflation. This, in turn, is likely to offset the impact of any tightening by the Federal Reserve and keep interest rates low for the next nine months. Europe’s continuing malaise exerts downward pressure on eurozone interest rates, which will affect U.S. rates. China’s slowing growth, and the resulting slowdown in demand for commodities, also will help keep global interest rates low.

Corporate profits have been robust and we expect they will continue to grow in the mid-to high-single digits. This should provide support for stock prices and allow them to rise further. In our view, the U.S. stock market’s price-to-earnings ratio is around fair value, although it is on the low side for a period of low inflation. However, U.S. stocks remain relatively attractive, bolstered by a pickup in industrial activity, corporate profit growth, and their “safe haven” status relative to other global equity markets. Growth in emerging markets continues to decelerate and Europe is stagnant. Geopolitical issues are likely to continue to dominate headlines. As long as conflicts around the globe do not escalate, the U.S. economy and markets are likely to weather the storm. In our opinion, U.S. equities provide more upside potential at this point than bonds or alternative asset classes. We believe mid-cap stocks continue to provide a “sweet spot” between small- and large-cap stocks in the equity market, and the Fund is well positioned to benefit from continued growth in the United States.

October 2014

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 11

CALVERT CAPITAL
ACCUMULATION FUND
September 30, 2014

Average Annual Total Returns
Class A Shares	(with max. load)
One year	2.77%
Five year	15.77%
Ten year	7.30%
Class B Shares	(with max. load)
One year	1.31%
Five year	15.33%
Ten year	6.65%
Class C Shares	(with max. load)
One year	6.06%
Five year	15.98%
Ten year	6.97%
Class I Shares
One year	8.53%
Five year	17.72%
Ten year	8.67%
Class Y Shares*
One year	8.02%
Five year	17.05%
Ten year	7.89%

* Calvert Capital Accumulation Fund first offered Class Y Shares on January 31, 2011.

Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

1. A basis point is 0.01 percentage points.

2. Beta is a measure of portfolio risk relative to the market or benchmark. A portfolio beta of 1.0 indicates a risk level equal to that of the fund’s benchmark.

3. Returns reflect the period the holding was in the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Synaptics 2.40%, Renesas SP Drivers 0%, Apple 0%, Myriad Genetics 0%, Questcor Pharmaceuticals 0%, Dresser Rand 3.61%, Siemens 0%, Geospace Technologies 0.85%, Hornbeck Offshore 0%, Express 0%, Sotheby’s 2.04%, Domtar 0%, and Apple 0%. Holdings are subject to change.

12	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.48%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 13

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/14	9/30/14	4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$1,007.08	$7.29
Hypothetical	$1,000.00	$1,017.81	$7.33
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,000.00	$14.34
Hypothetical	$1,000.00	$1,010.73	$14.42
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,003.37	$11.00
Hypothetical	$1,000.00	$1,014.09	$11.05
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,010.30	$4.06
Hypothetical	$1,000.00	$1,021.03	$4.08
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,007.30	$7.07
Hypothetical	$1,000.00	$1,018.03	$7.11
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, 2.86%, 2.19%, 0.80%, and 1.40% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund: We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

16	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

EQUITY SECURITIES - 97.7%	SHARES	VALUE
Aerospace & Defense - 1.0%
Exelis, Inc	241,425	$3,993,170
Vectrus, Inc.*	13,413	261,946
		4,255,116

Airlines - 2.4%
Alaska Air Group, Inc	227,635	9,911,228

Auto Components - 2.7%
Gentherm, Inc.*	262,475	11,084,319

Biotechnology - 3.5%
United Therapeutics Corp.*	111,500	14,344,475

Capital Markets - 1.0%
Waddell & Reed Financial, Inc	75,800	3,918,102

Chemicals - 2.5%
Minerals Technologies, Inc.	168,800	10,416,648

Commercial Services & Supplies - 2.7%
Deluxe Corp	201,970	11,140,665

Communications Equipment - 5.1%
F5 Networks, Inc.*	93,610	11,115,251
Ubiquiti Networks, Inc.*	263,815	9,900,977
		21,016,228

Containers & Packaging - 2.3%
Rock-Tenn Co	198,000	9,420,840

Diversified Consumer Services - 4.0%
Grand Canyon Education, Inc.*	196,750	8,021,498
Sotheby's	235,675	8,418,311
		16,439,809

Electronic Equipment & Instruments - 2.8%
Arrow Electronics, Inc.*	211,444	11,703,425

Energy Equipment & Services - 4.5%
Dresser-Rand Group, Inc.*	180,940	14,884,124
Geospace Technologies Corp.*	99,710	3,504,806
		18,388,930
Food Products - 2.5%
Ingredion, Inc.	135,100	10,239,229

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Gas Utilities - 1.6%
AGL Resources, Inc	130,590	$6,704,491

Health Care Equipment & Supplies - 2.4%
Varian Medical Systems, Inc.*	125,025	10,017,003

Health Care Providers & Services - 6.9%
AmerisourceBergen Corp.	160,270	12,388,871
Chemed Corp.	58,775	6,047,948
Laboratory Corporation of America Holdings*	98,800	10,052,900
		28,489,719

Insurance - 4.5%
American Financial Group, Inc.	154,875	8,965,714
Amtrust Financial Services, Inc	236,900	9,433,358
		18,399,072

IT Services - 7.7%
DST Systems, Inc	127,858	10,729,843
NeuStar, Inc.*	376,425	9,346,633
Syntel, Inc.*	135,000	11,871,900
		31,948,376

Leisure Products - 3.3%
Polaris Industries, Inc.	90,745	13,592,694

Machinery - 6.7%
Proto Labs, Inc.*	164,250	11,333,250
The Middleby Corp.*	133,535	11,768,440
Valmont Industries, Inc	34,260	4,622,702
		27,724,392

Media - 2.7%
Gannett Co., Inc.	381,030	11,305,160

Oil, Gas & Consumable Fuels - 2.4%
SM Energy Co.	125,855	9,816,690

Personal Products - 2.1%
Inter Parfums, Inc.	320,795	8,821,862

Real Estate Management & Development - 1.3%
Jones Lang LaSalle, Inc	41,015	5,181,835

Road & Rail - 2.7%
Landstar System, Inc.	156,850	11,323,002

Semiconductors & Semiconductor Equipment - 2.4%
Synaptics, Inc.*	134,950	9,878,340

18	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 1.3%
SolarWinds, Inc.*	123,500	$5,193,175

Specialty Retail - 9.9%
Lithia Motors, Inc.	134,350	10,168,952
Ross Stores, Inc.	159,435	12,050,097
Tractor Supply Co	131,500	8,088,565
Ulta Salon, Cosmetics & Fragrance, Inc.*	88,215	10,424,367
		40,731,981

Textiles, Apparel & Luxury Goods - 1.9%
Deckers Outdoor Corp.*	82,350	8,002,773

Thrifts & Mortgage Finance - 0.9%
BofI Holding, Inc.*	50,375	3,662,766

Total Equity Securities (Cost $356,581,096)		403,072,345

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.3%	AMOUNT
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(i)(r)	$1,419,488	1,391,506

Total High Social Impact Investments (Cost $1,419,488)		1,391,506

TIME DEPOSIT - 2.0%
State Street Bank Time Deposit, 0.069%, 10/1/14	8,083,407	8,083,407

Total Time Deposit (Cost $8,083,407)		8,083,407

TOTAL INVESTMENTS (Cost $366,083,991) - 100.0%		412,547,258
Other assets and liabilities, net - (0.0%)		(200,890)
NET ASSETS - 100%		$412,346,368

See notes to financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 19

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value authorized:
Class A: 5,831,266 shares outstanding		$150,251,225
Class B: 51,061 shares outstanding		2,305,709
Class C: 926,941 shares outstanding		21,984,389
Class I: 3,803,541 shares outstanding		126,726,259
Class Y: 291,754 shares outstanding		9,107,820
Accumulated net realized gain (loss)		55,507,699
Net unrealized appreciation (depreciation) on investments		46,463,267

NET ASSETS		$412,346,368

NET ASSET VALUE PER SHARE
Class A (based on net assets of $215,682,931)		$36.99
Class B (based on net assets of $1,527,450)		$29.91
Class C (based on net assets of $27,588,006)		$29.76
Class I (based on net assets of $156,677,216)		$41.19
Class Y (based on net assets of $10,870,765)		$37.26

RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	$1,419,488

(b)	This security was valued under the direction of the Board of Directors. See Note A.
(i)	Restricted securities represent 0.3% of the net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

See notes to financial statements.

20	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$4,289,265
Interest income	16,139
Total investment income	4,305,404

Expenses:
Investment advisory fee	2,632,849
Transfer agency fees	608,056
Administrative fees	797,535
Distribution plan expenses:
Class A	549,038
Class B	18,853
Class C	269,714
Directors' fees and expenses	39,733
Custodian fees	47,556
Registration fees	54,196
Reports to shareholders	39,620
Professional fees	52,142
Miscellaneous	12,536
Total expenses	5,121,828
Reimbursement from Advisor:
Class B	(1,349)
Net expenses	5,120,479

NET INVESTMENT INCOME (LOSS)	(815,075)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	59,457,045
Change in unrealized appreciation (depreciation)	(28,138,344)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS	31,318,701

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$30,503,626

See notes to financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income (loss)	($815,075)	($1,231,873)
Net realized gain (loss)	59,457,045	29,954,124
Change in unrealized appreciation (depreciation)	(28,138,344)	42,268,831

Increase (Decrease) in Net Assets
Resulting From Operations	30,503,626	70,991,082

Distributions to shareholders from:
Net realized gain:
Class A shares	(14,945,015)	(9,698,123)
Class B shares	(177,298)	(180,146)
Class C shares	(2,189,103)	(1,403,614)
Class I shares	(8,563,686)	(4,715,609)
Class Y shares	(1,114,603)	(554,741)
Total distributions	(26,989,705)	(16,552,233)

Capital share transactions:
Shares sold:
Class A shares	32,067,475	42,043,987
Class B shares	63,533	67,672
Class C shares	4,614,839	4,406,372
Class I shares	40,956,937	50,292,665
Class Y shares	10,488,394	5,878,319
Reinvestment of distributions:
Class A shares	14,069,011	9,075,751
Class B shares	170,836	174,457
Class C shares	1,820,485	1,127,656
Class I shares	4,405,337	2,014,949
Class Y shares	1,101,720	179,841
Redemption fees:
Class A shares	997	2,506
Class C shares	43	99
Class I shares	200	108
Shares redeemed:
Class A shares	(39,220,043)	(31,009,177)
Class B shares	(793,635)	(1,122,203)
Class C shares	(3,738,490)	(2,157,040)
Class I shares	(22,197,082)	(23,472,428)
Class Y shares	(15,100,337)	(1,424,684)
Total capital share transactions	28,710,220	56,078,850

Total Increase (Decrease) in Net Assets	32,224,141	110,517,699

See notes to financial statements.

22 www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2014	2013
Beginning of year	$380,122,227	$269,604,528
End of year	$412,346,368	$380,122,227

Capital Share Activity
Shares sold:
Class A shares	870,814	1,274,675
Class B shares	2,073	2,424
Class C shares	154,647	162,539
Class I shares	1,005,460	1,377,336
Class Y shares	280,613	177,940
Reinvestment of distributions:
Class A shares	395,976	304,868
Class B shares	5,877	6,951
Class C shares	63,299	45,660
Class I shares	111,896	61,883
Class Y shares	30,809	6,017
Shares redeemed:
Class A shares	(1,062,252)	(945,725)
Class B shares	(26,330)	(40,687)
Class C shares	(124,957)	(78,882)
Class I shares	(541,398)	(645,434)
Class Y shares	(417,051)	(42,318)
Total capital share activity	749,476	1,667,247

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratifica-

24	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT tion by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 25

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $1,391,506, or 0.3% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$403,072,345	—	—	$403,072,345
Other debt obligations	—	$9,474,913	—	9,474,913
TOTAL	$403,072,345	$9,474,913	—	$412,547,258

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registra-

26	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT tion. Information regarding restricted securities is included at the end of the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 27

ates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. At year end, $229,868 was payable.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.59%, 2.59%, .86%, and 1.44% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

During the year ended September 30, 2014, the Advisor voluntarily reimbursed expenses of $1,349 for Class B of the Fund.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, C, and Y, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $67,795 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Classes A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Classes A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $70,783 was payable at year end.

CID received $70,355 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $88,099 for the year ended September 30, 2014. Under the terms of the agreement, $7,235 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.

28	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $329,845,288 and $323,236,061, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$6,163,453	$749,994
Long-term capital gain	20,826,252	15,802,239
Total	$26,989,705	$16,552,233

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$59,896,551
Unrealized (depreciation)	(13,600,591)
Net unrealized appreciation/(depreciation)	$46,295,960
Undistributed ordinary income	$9,107,811
Undistributed long-term capital gain	$46,567,195
Federal income tax cost of investments	$366,251,298

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss car-ryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to net operating losses.

Undistributed net investment income	$815,075
Accumulated net realized gain (loss)	(815,075)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2014.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 29

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended September 30, 2014, the Fund considers 42.4% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $20,826,252 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$36.83	$31.45	$26.00
Income from investment operations:
Net investment income (loss)	(.14)	(.18)	(.26)
Net realized and unrealized gain (loss)	2.94	7.49	7.64
Total from investment operations	2.80	7.31	7.38
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.64)	(1.93)	(1.93)
Total distributions	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	.16	5.38	5.45
Net asset value, ending	$36.99	$36.83	$31.45

Total return*	7.90%	24.74%	29.16%
Ratios to average net assets: A
Net investment income (loss)	(.36%)	(.53%)	(.85%)
Total expenses	1.43%	1.48%	1.53%
Expenses before offsets	1.43%	1.48%	1.53%
Net expenses	1.43%	1.48%	1.53%
Portfolio turnover	81%	73%	63%
Net assets, ending (in thousands)	$215,683	$207,257	$157,016

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011 (z)	2010
Net asset value, beginning	$24.93	$20.71
Income from investment operations:
Net investment income (loss)	(.28)	(.25)
Net realized and unrealized gain (loss)	1.35	4.47
Total from investment operations	1.07	4.22
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	1.07	4.22
Net asset value, ending	$26.00	$24.93

Total return*	4.29%	20.38%
Ratios to average net assets: A
Net investment income (loss)	(.93%)	(1.08%)
Total expenses	1.58%	1.76%
Expenses before offsets	1.58%	1.76%
Net expenses	1.58%	1.76%
Portfolio turnover	65%	87%
Net assets, ending (in thousands)	$128,755	$86,635

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$30.68	$26.86	$22.72
Income from investment operations:
Net investment income (loss)	(.54)	(.52)	(.55)
Net realized and unrealized gain (loss)	2.41	6.27	6.62
Total from investment operations	1.87	5.75	6.07
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.64)	(1.93)	(1.93)
Total distributions	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(0.77)	3.82	4.14
Net asset value, ending	$29.91	$30.68	$26.86

Total return*	6.35%	23.05%	27.50%
Ratios to average net assets: A
Net investment income (loss)	(1.78%)	(1.88%)	(2.12%)
Total expenses	2.93%	2.93%	2.80%
Expenses before offsets	2.86%	2.86%	2.80%
Net expenses	2.86%	2.86%	2.80%
Portfolio turnover	81%	73%	63%
Net assets, ending (in thousands)	$1,527	$2,131	$2,707

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2011 (z)	2010
Net asset value, beginning	$22.03	$18.50
Income from investment operations:
Net investment income (loss)	(.55)	(.53)
Net realized and unrealized gain (loss)	1.24	4.06
Total from investment operations	.69	3.53
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	.69	3.53
Net asset value, ending	$22.72	$22.03

Total return*	3.13%	19.08%
Ratios to average net assets: A
Net investment income (loss)	(2.07%)	(2.17%)
Total expenses	2.72%	2.84%
Expenses before offsets	2.72%	2.84%
Net expenses	2.71%	2.84%
Portfolio turnover	65%	87%
Net assets, ending (in thousands)	$3,129	$4,138

See notes to financial highlights.

32	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$30.35	$26.44	$22.29
Income from investment operations:
Net investment income (loss)	(.34)	(.36)	(.42)
Net realized and unrealized gain (loss)	2.39	6.20	6.50
Total from investment operations	2.05	5.84	6.08
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.64)	(1.93)	(1.93)
Total distributions	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	(.59)	3.91	4.15
Net asset value, ending	$29.76	$30.35	$26.44

Total return*	7.06%	23.81%	28.11%
Ratios to average net assets: A
Net investment income (loss)	(1.12%)	(1.30%)	(1.64%)
Total expenses	2.19%	2.25%	2.33%
Expenses before offsets	2.19%	2.25%	2.33%
Net expenses	2.19%	2.25%	2.33%
Portfolio turnover	81%	73%	63%
Net assets, ending (in thousands)	$27,588	$25,311	$18,630

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011 (z)	2010
Net asset value, beginning		$21.55	$18.05
Income from investment operations:
Net investment income (loss)		(.46)	(.39)
Net realized and unrealized gain (loss)		1.20	3.89
Total from investment operations		.74	3.50
Distributions from:
Net investment income		—	—
Net realized gain		—	—
Total distributions		—	—
Total increase (decrease) in net asset value		.74	3.50
Net asset value, ending		$22.29	$21.55

Total return*		3.43%	19.39%
Ratios to average net assets: A
Net investment income (loss)		(1.79%)	(1.87%)
Total expenses		2.44%	2.54%
Expenses before offsets		2.44%	2.54%
Net expenses		2.44%	2.54%
Portfolio turnover		65%	87%
Net assets, ending (in thousands)	$12,973		$9,449

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$40.50	$34.18	$27.94
Income from investment operations:
Net investment income (loss)	.10	.03	(.05)
Net realized and unrealized gain (loss)	3.23	8.22	8.22
Total from investment operations	3.33	8.25	8.17
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.64)	(1.93)	(1.93)
Total distributions	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	.69	6.32	6.24
Net asset value, ending	$41.19	$40.50	$34.18

Total return*	8.53%	25.55%	30.00%
Ratios to average net assets: A
Net investment income (loss)	.24%	.08%	(.16%)
Total expenses	.82%	.85%	.88%
Expenses before offsets	.82%	.85%	.86%
Net expenses	.82%	.85%	.86%
Portfolio turnover	81%	73%	63%
Net assets, ending (in thousands)	$156,677	$130,705	$83,181

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2011 (z)	2010
Net asset value, beginning	$26.59	$21.89
Income from investment operations:
Net investment income (loss)	(.06)	(.04)
Net realized and unrealized gain (loss)	1.41	4.74
Total from investment operations	1.35	4.70
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	1.35	4.70
Net asset value, ending	$27.94	$26.59

Total return*	5.08%	21.47%
Ratios to average net assets: A
Net investment income (loss)	(.20%)	(.19%)
Total expenses	.99%	1.12%
Expenses before offsets	.86%	.86%
Net expenses	.86%	.86%
Portfolio turnover	65%	87%
Net assets, ending (in thousands)	$21,144	$7,138

See notes to financial highlights.

34	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$37.04	$31.56	$26.03
Income from investment operations:
Net investment income (loss)	(.07)	(.12)	(.18)
Net realized and unrealized gain (loss)	2.93	7.53	7.64
Total from investment operations	2.86	7.41	7.46
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.64)	(1.93)	(1.93)
Total distributions	(2.64)	(1.93)	(1.93)
Total increase (decrease) in net asset value	.22	5.48	5.53
Net asset value, ending	$37.26	$37.04	$31.56

Total return*	8.02%	24.98%	29.45%
Ratios to average net assets: A
Net investment income (loss)	(.17%)	(.36%)	(.59%)
Total expenses	1.26%	1.29%	1.29%
Expenses before offsets	1.26%	1.29%	1.29%
Net expenses	1.26%	1.29%	1.29%
Portfolio turnover	81%	73%	63%
Net assets, ending (in thousands)	$10,871	$14,719	$8,071

	YEAR ENDED
	SEPTEMBER 30,
CLASS Y SHARES	2011 (z)#
Net asset value, beginning	$29.79
Income from investment operations:
Net investment income (loss)	(.15)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.76)
Distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Total increase (decrease) in net asset value	(3.76)
Net asset value, ending	$26.03

Total return*	(12.62%)
Ratios to average net assets: A
Net investment income (loss)	(.74%) (a)
Total expenses	1.49% (a)
Expenses before offsets	1.44% (a)
Net expenses	1.44% (a)
Portfolio turnover	65%**
Net assets, ending (in thousands)	$7,968

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Portfolio turnover is not annualized for periods of less than one year.
#	From January 31, 2011, inception.

See notes to financial statements.

36	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 37

and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www. calvert.com and on the SEC’s website at www.sec.gov.

38	www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 39

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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Calvert International Opportunities Fund

Annual Report
September 30, 2014

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5	President’s Letter
7	SRI Update
9	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
32	Financial Highlights
37	Explanation of Financial Tables
38	Proxy Voting
39	Availability of Quarterly Portfolio Holdings
40	Director and Officer Information Table

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Barbara Krumsiek
President and CEO of Calvert Investments

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

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Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

• PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

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Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

For the one-year period ended September 30, 2014, the Calvert International Opportunities Fund Class A shares (at NAV) returned 5.14%, outperforming the MSCI EAFE Small/Mid Cap Index return of 3.42%. The Fund outperformed primarily due to strong stock selection.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.

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CALVERT
INTERNATIONAL
OPPORTUNITIES
FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	18.6%
Consumer Staples	6.8%
Energy	0.6%
Financials	34.6%
Health Care	1.0%
Industrials	13.5%
Information Technology	8.4%
Materials	9.9%
Short-Term Investments	5.3%
Telecommunication Services	1.3%
Total	100%

CALVERT
INTERNATIONAL
OPPORTUNITIES
FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	-3.86%	5.14%
Class C	-4.34%	4.20%
Class I	-3.69%	5.58%
Class Y	-3.74%	5.40%

MSCI EAFE
Small/Mid Cap
Index	-4.49%	3.42%

Lipper
International
Small/Mid Cap
Core Funds
Average	-5.22%	3.24%

Ten Largest	% of Net
Stock Holdings	Assets
Aozora Bank Ltd.	2.0%
Smurfit Kappa Group plc	1.9%
Cermaq ASA	1.7%
Buzzi Unicem SpA	1.6%
PureCircle Ltd.	1.6%
Catlin Group Ltd.	1.6%
BUWOG AG	1.6%
IMMOFINANZ AG	1.5%
Delta Lloyd NV	1.5%
Opera Software ASA	1.4%
Total	16.4%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well,

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particularly evident in France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory.

Although European equities benefited from the European Central Bank’s pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

The Fund is subadvised by two managers with complementary investment styles and processes. Advisory Research Inc., a value-oriented, fundamental manager, invests approximately half of the Fund’s assets, while growth manager Trilogy Global Advisors manages the other half. The current manager allocation, which was maintained throughout the year, reflects Calvert’s long-term target allocation for the Fund.

Stock selection was the main driver of the Fund’s outperformance, with the greatest contributions coming from holdings in the Financials and Consumer Staples sectors. Within Financials, Beazley, a London-based specialty insurer, rose 43% over the year.1 The company’s improved financial performance was driven by higher premiums and stronger growth in the reinsurance and political lines. Japanese bank Aozora Bank was another top performer, rising 19% on strong earnings. Despite Japan’s moderate economic recovery, the bank had robust loan volumes and expanding profit margins as a result of disciplined balance-sheet management. Korean credit card company Samsung Card returned 35% during the year. The company was overcapitalized, leading investors to believe it may either invest to fuel further growth or distribute dividends to shareholders rather than suffer a potential tax by the Korean government on retained earnings. British asset manager F&C also contributed positively to Fund performance. The firm was acquired at an approximate 25% premium by the Bank of Montreal, one the largest banks in Canada.

Within Consumer Staples, two food-related companies paced returns. PureCircle, the producer of the low-calorie, natural sweetener Stevia, was up more than 75% on strong global demand for the product. In recent years, PureCircle has been investing for larger global market positions. PureCircle has a five-year agreement to supply the Coca-Cola Company with Stevia, which it uses in its Coca-Cola Life beverage. The other top performer, Norwegian-based fish-feed provider Cermaq, rose 42% based on consumers’ increased demand for salmon as a source of protein.

Sector allocations had a modest negative impact on Fund performance. An underweight position in Health Care was the major detractor, as it was the top-performing sector, up more than 13% for the year. From a geographical standpoint, country allocation contributed positively to performance. The Fund’s allocation of nearly 9% to emerging-market countries, which outperformed developed markets during the year, boosted returns. Stock selection was strongest in South Korea and the United Kingdom.

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CALVERT
INTERNATIONAL
OPPORTUNITIES
FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	0.12%
Five year	7.28%
Since inception (5/31/2007)	1.15%

Class C Shares	(with max. load)
One year	3.20%
Five year	7.39%
Since inception (7/31/2007)	1.27%

Class I Shares
One year	5.58%
Five year	8.80%
Since inception (5/31/2007)	2.28%

Class Y Shares*
One year	5.40%
Five year	8.57%
Since inception (5/31/2007)	2.01%

* Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.

We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.03%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.

Calvert Investment Management, Inc.
October 2014

1. Returns reflect the period the holding was in the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Beazley 1.00%, Aozora Bank 1.98%, Samsung Card 0.93%, F&C 0%, Bank of Montreal 0%, PureCircle 1.58%, and Cermaq 1.71%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/14	9/30/14	4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$961.36	$8.16
Hypothetical	$1,000.00	$1,016.75	$8.39
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$956.57	$12.26
Hypothetical	$1,000.00	$1,012.53	$12.61
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$963.12	$5.71
Hypothetical	$1,000.00	$1,019.25	$5.87
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$962.55	$6.94
Hypothetical	$1,000.00	$1,018.00	$7.13
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.50%, 1.16%, and 1.41% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund: We have audited the accompanying statement of net assets of Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

EQUITY SECURITIES - 93.7%	SHARES	VALUE
Australia - 1.9%
GrainCorp Ltd	123,963	$925,861
Orora Ltd	712,596	1,020,881
		1,946,742

Austria - 5.5%
BUWOG AG*	81,917	1,621,368
IMMOFINANZ AG*	555,404	1,575,840
Lenzing AG	9,070	561,181
Wienerberger AG	71,451	920,256
Zumtobel Group AG	55,851	1,044,799
		5,723,444

Belgium - 1.5%
Befimmo SA	8,053	597,808
Umicore SA	23,036	1,007,447
		1,605,255

Brazil - 2.4%
ALL - America Latina Logistica SA	99,165	257,529
BM & FBovespa SA	115,346	527,040
Localiza Rent a Car SA	14,936	216,447
MRV Engenharia e Participacoes SA	317,192	1,063,351
Qualicorp SA*	41,856	413,946
		2,478,313

Denmark - 0.6%
D/S Norden A/S	26,338	675,963

Finland - 0.9%
Ramirent Oyj	113,557	893,310

France - 2.5%
Cie Generale des Etablissements Michelin	7,900	744,957
UBISOFT Entertainment*	58,523	960,661
Vallourec SA	19,143	880,097
		2,585,715

Germany - 4.7%
Aareal Bank AG	24,343	1,058,306
DMG MORI SEIKI AG	24,346	688,152
Hugo Boss AG	8,025	1,002,778
Talanx AG	32,528	1,082,071
Tom Tailor Holding AG*	60,246	1,053,605
		4,884,912

18	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hong Kong - 0.5%
Techtronic Industries Co	198,420	$574,949

India - 0.3%
Yes Bank Ltd.	33,890	305,647

Ireland - 2.4%
Paddy Power plc	7,803	563,287
Smurfit Kappa Group plc	87,929	1,926,890
		2,490,177

Italy - 3.3%
Banca Generali SpA	41,579	1,098,862
Buzzi Unicem SpA	122,145	1,667,253
Piaggio & C SpA*	242,423	653,846
		3,419,961

Japan - 24.4%
Aozora Bank Ltd.	607,123	2,053,728
Azbil Corp.	41,600	1,019,944
Chugoku Marine Paints Ltd	112,000	840,447
COOKPAD, Inc.	27,671	889,358
Credit Saison Co. Ltd	62,144	1,197,267
Daiichikosho Co. Ltd	39,668	1,066,614
Daiseki Co. Ltd	53,200	990,512
Hogy Medical Co. Ltd.	12,600	667,481
Hokuto Corp.	49,600	895,446
Horiba Ltd	17,500	636,654
Ibiden Co. Ltd.	37,800	736,182
Internet Initiative Japan, Inc	54,613	1,096,493
Makita Corp	20,370	1,151,530
MS&AD Insurance Group Holdings, Inc	32,800	715,514
Nabtesco Corp.	48,562	1,164,071
Nishi-Nippon City Bank Ltd.	329,000	878,933
Secom Co. Ltd.	15,100	899,460
SKY Perfect JSAT Holdings, Inc	217,100	1,276,768
Stanley Electric Co. Ltd	47,515	1,027,632
Star Micronics Co. Ltd	59,100	869,189
The Bank of Yokohama Ltd	198,300	1,090,628
Toyota Industries Corp	21,300	1,029,314
Unipres Corp.	54,100	1,060,049
Yamaha Corp.	70,000	914,611
Yokohama Rubber Co. Ltd	132,373	1,145,402
		25,313,227

Luxembourg - 0.8%
Grand City Properties SA*	63,720	867,350

Malaysia - 1.6%
PureCircle Ltd.*	167,415	1,635,920

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Mexico - 0.5%
Consorcio ARA SAB de CV*	1,135,795	$516,784

Netherlands - 2.6%
Delta Lloyd NV	62,564	1,508,496
Koninklijke DSM NV	18,726	1,155,192
		2,663,688

Norway - 5.3%
Aker ASA	25,190	826,949
Cermaq ASA	118,125	1,778,119
Norwegian Air Shuttle ASA*	20,710	722,088
Opera Software ASA	104,254	1,459,022
Petroleum Geo-Services ASA	106,733	675,867
		5,462,045

Panama - 0.7%
Banco Latinoamericano de Exportaciones SA	25,250	774,670

Singapore - 0.2%
Ascendas India Trust	286,976	174,354

South Africa - 0.2%
Foschini Group Ltd	24,454	253,472

South Korea - 3.6%
Dongbu Insurance Co. Ltd.	9,501	535,711
Grand Korea Leisure Co. Ltd.	10,494	417,174
Samsung Card Co. Ltd	19,524	965,793
SL Corp.	46,924	969,385
Tongyang Life Insurance	74,774	811,336
		3,699,399

Sweden - 4.0%
BillerudKorsnas AB	81,023	1,148,323
Industrivarden AB, C Shares	68,761	1,201,261
Intrum Justitia AB	32,024	902,415
Opus Group AB	591,456	905,451
		4,157,450

Switzerland - 2.1%
Baloise Holding AG	8,790	1,126,864
GAM Holding AG*	60,309	1,041,388
		2,168,252

Taiwan - 0.7%
China Life Insurance Co. Ltd	894,657	738,207

United Kingdom - 20.5%
Arrow Global Group plc	218,178	938,592

20	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Ashtead Group plc	85,502	$1,446,343
Bank of Georgia Holdings plc	23,544	938,583
Beazley plc	235,195	1,039,835
Bovis Homes Group plc	80,376	1,015,487
Catlin Group Ltd.	191,797	1,623,764
Close Brothers Group plc	54,065	1,254,777
Colt Group SA*	103,406	224,227
Countrywide plc	140,774	1,030,611
Dialight plc	61,544	899,334
Entertainment One Ltd	205,304	1,052,192
Greggs plc	74,466	714,974
Inmarsat plc	95,064	1,080,798
Investec plc	115,316	972,531
Jupiter Fund Management plc	180,224	1,039,405
Kennedy Wilson Europe Real Estate plc	28,807	510,189
Kingfisher plc	156,791	823,650
Provident Financial plc	32,209	1,115,807
Synthomer plc	238,054	818,506
The Paragon Group of Co.'s plc	126,638	702,426
Vesuvius plc	134,130	982,840
William Morrison Supermarkets plc	375,016	1,023,634
		21,248,505

Total Equity Securities (Cost $89,568,458)		97,257,711

	PRINCIPAL
TIME DEPOSIT - 5.2%	AMOUNT
State Street Bank Time Deposit, 0.069%, 10/1/14	$5,409,934	5,409,934

Total Time Deposit (Cost $5,409,934)		5,409,934

TOTAL INVESTMENTS (Cost $94,978,392) - 98.9%		102,667,645
Other assets and liabilities, net - 1.1%		1,092,045
NET ASSETS - 100%		$103,759,690

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 21

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $.01 par value shares authorized:
Class A: 3,078,827 shares outstanding	$42,280,380
Class C: 286,338 shares outstanding	3,882,948
Class I: 1,981,501 shares outstanding	27,489,490
Class Y: 1,054,745 shares outstanding	15,807,426
Undistributed net investment income	931,251
Accumulated net realized gain (loss) on investments
and foreign currency transactions	5,689,324
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies	7,678,871

NET ASSETS	$103,759,690

NET ASSET VALUE PER SHARE
Class A (based on net assets of $50,539,893)	$16.42
Class C (based on net assets of $4,604,709)	$16.08
Class I (based on net assets of $32,078,727)	$16.19
Class Y (based on net assets of $16,536,361)	$15.68

* Non-income producing security.

Abbreviations:
plc: Public Limited Company

See notes to financial statements.

22	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $193,591)	$2,309,805
Interest income	3,409
Total investment income	2,313,214

Expenses:
Investment advisory fee	717,239
Transfer agency fees	169,761
Distribution Plan expenses:
Class A	128,708
Class C	39,867
Directors' fees and expenses	8,980
Administrative fees	244,354
Accounting fees	14,790
Custodian fees	123,881
Registration fees	40,140
Reports to shareholders	13,999
Professional fees	38,451
Miscellaneous	6,769
Total expenses	1,546,939
Reimbursement from Advisor:
Class A	(93,260)
Class C	(12,122)
Class Y	(5,999)
Fees waived	(4,106)
Net expenses	1,431,452

NET INVESTMENT INCOME	881,762

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	8,680,856
Foreign currency transactions	(46,827)
8,634,029

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(5,734,410)
Assets and liabilities denominated in foreign currencies	(6,040)
(5,740,450)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,893,579

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,775,341

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$881,762	$717,288
Net realized gain (loss)	8,634,029	3,351,364
Change in unrealized appreciation (depreciation)	(5,740,450)	10,114,116

Increase (Decrease) in Net Assets
Resulting From Operations	3,775,341	14,182,768

Distributions to shareholders from:
Net investment income:
Class A shares	(435,450)	(359,074)
Class C shares	(1,772)	(3,522)
Class I shares	(373,540)	(133,160)
Class Y shares	(56,631)	(25,865)
Total distributions	(867,393)	(521,621)

Capital share transactions:
Shares sold:
Class A shares	20,793,142	14,897,297
Class C shares	1,625,487	630,722
Class I shares	11,596,182	16,410,087
Class Y shares	12,768,845	2,960,531
Reinvestment of distributions:
Class A shares	412,387	322,643
Class C shares	1,516	2,962
Class I shares	373,539	133,160
Class Y shares	41,090	15,336
Redemption fees:
Class A shares	2,151	8
Class C shares	170	—
Class Y shares	80	83
Shares redeemed:
Class A shares	(18,216,987)	(5,256,135)
Class C shares	(405,860)	(355,606)
Class I shares	(5,011,190)	(5,154,633)
Class Y shares	(1,241,457)	(332,615)
Total capital share transactions	22,739,095	24,273,840

Total Increase (Decrease) in Net Assets	25,647,043	37,934,987

Net Assets
Beginning of year	78,112,647	40,177,660
End of year (including undistributed net investment income
of $931,251 and $471,179, respectively)	$103,759,690	$78,112,647

See notes to financial statements.

24 www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	1,245,394	1,065,026
Class C shares	98,171	46,243
Class I shares	706,798	1,196,658
Class Y shares	787,986	227,676
Reinvestment of distributions:
Class A shares	25,269	24,629
Class C shares	94	229
Class I shares	23,288	10,347
Class Y shares	2,641	1,230
Shares redeemed:
Class A shares	(1,082,722)	(376,057)
Class C shares	(24,568)	(25,959)
Class I shares	(301,772)	(362,594)
Class Y shares	(77,652)	(24,294)
Total capital share activity	1,402,927	1,783,134

See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a dis-

26	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

closure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 27

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$97,257,711	—	—	$97,257,711
Other debt obligations	—	$5,409,934	—	5,409,934
TOTAL	$97,257,711	$5,409,934	—	$102,667,645

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that

28	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% (.80% prior to January 1, 2014) of the average daily net assets. For the year ended September 30, 2014, the Advisor voluntarily waived $4,106 of its fee. Under the terms of the agreement, $64,769 was payable at year end.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 29

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.66%, 2.50%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $22,368 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% (.35% prior to January 1, 2014) for Classes A, C, and Y shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $21,850 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $14,348 was payable at year end.

CID received $25,798 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $19,474 for the year ended September 30, 2014. Under the terms of the agreement, $1,730 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $69,283,689 and $50,280,930, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$867,393	$521,621
Total	$867,393	$521,621

30	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$10,903,619
Unrealized (depreciation)	(4,025,766)
Net unrealized appreciation/(depreciation)	$6,877,853
Undistributed ordinary income	$1,823,214
Undistributed long-term capital gain	$5,608,761
Federal income tax cost of investments	$95,789,792

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, corporate actions, and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions, corporate actions, and passive foreign investment companies.

Undistributed net investment income	$445,703
Accumulated net realized gain (loss)	(445,703)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2014.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended September 30, 2014, the Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. It also considers $.45 per share as income derived from foreign sources and $.03 per share as foreign taxes paid.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.76	$12.59	$10.57
Income from investment operations:
Net investment income	.15	.14	.13
Net realized and unrealized gain (loss)	.66	3.19	2.01
Total from investment operations	.81	3.33	2.14
Distributions from:
Net investment income	(.15)	(.16)	(.12)
Net realized gain	—	—	—
Total distributions	(.15)	(.16)	(.12)
Total increase (decrease) in net asset value	.66	3.17	2.02
Net asset value, ending	$16.42	$15.76	$12.59

Total return*	5.14%	26.70%	20.52%
Ratios to average net assets: A
Net investment income	.88%	1.04%	1.10%
Total expenses	1.85%	2.13%	2.35%
Expenses before offsets	1.66%	1.66%	1.66%
Net expenses	1.66%	1.66%	1.66%
Portfolio turnover	56%	42%	56%
Net assets, ending (in thousands)	$50,540	$45,563	$27,406

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011	2010 (z)
Net asset value, beginning	$12.43	$11.40
Income from investment operations:
Net investment income	.10	.06
Net realized and unrealized gain (loss)	(1.93)	.97
Total from investment operations	(1.83)	1.03
Distributions from:
Net investment income	(.03)	—
Net realized gain	—	—
Total distributions	(.03)	—
Total increase (decrease) in net asset value	(1.86)	1.03
Net asset value, ending	$10.57	$12.43

Total return*	(14.78%)	9.04%
Ratios to average net assets: A
Net investment income	.68%	.48%
Total expenses	2.21%	2.27%
Expenses before offsets	1.66%	1.66%
Net expenses	1.66%	1.66%
Portfolio turnover	126%	44%
Net assets, ending (in thousands)	$24,874	$30,062

See notes to financial highlights.

32	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.44	$12.30	$10.32
Income from investment operations:
Net investment income (loss)	(.01)	.02	.04
Net realized and unrealized gain (loss)	.66	3.14	1.95
Total from investment operations	.65	3.16	1.99
Distributions from:
Net investment income	(.01)	(.02)	(.01)
Net realized gain	—	—	—
Total distributions	(.01)	(.02)	(.01)
Total increase (decrease) in net asset value	.64	3.14	1.98
Net asset value, ending	$16.08	$15.44	$12.30

Total return*	4.20%	25.70%	19.31%
Ratios to average net assets: A
Net investment income (loss)	(.08%)	.17%	.30%
Total expenses	2.81%	3.27%	3.65%
Expenses before offsets	2.50%	2.50%	2.50%
Net expenses	2.50%	2.50%	2.50%
Portfolio turnover	56%	42%	56%
Net assets, ending (in thousands)	$4,605	$3,282	$2,363

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011	2010 (z)
Net asset value, beginning	$12.20	$11.29
Income from investment operations:
Net investment income (loss)	(.01)	(.03)
Net realized and unrealized gain (loss)	(1.87)	.94
Total from investment operations	(1.88)	.91
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(1.88)	.91
Net asset value, ending	$10.32	$12.20

Total return*	(15.41%)	8.06%
Ratios to average net assets: A
Net investment income (loss)	(.13%)	(.25%)
Total expenses	3.48%	3.88%
Expenses before offsets	2.50%	2.50%
Net expenses	2.50%	2.50%
Portfolio turnover	126%	44%
Net assets, ending (in thousands)	$1,831	$1,744

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.54	$12.37	$10.36
Income from investment operations:
Net investment income	.20	.25	.21
Net realized and unrealized gain (loss)	.66	3.10	1.93
Total from investment operations	.86	3.35	2.14
Distributions from:
Net investment income	(.21)	(.18)	(.13)
Net realized gain	—	—	—
Total distributions	(.21)	(.18)	(.13)
Total increase (decrease) in net asset value	.65	3.17	2.01
Net asset value, ending	$16.19	$15.54	$12.37

Total return*	5.58%	27.43%	20.89%
Ratios to average net assets: A
Net investment income	1.24%	1.76%	1.76%
Total expenses	1.18%	1.43%	1.70%
Expenses before offsets	1.18%	1.20%	1.20%
Net expenses	1.18%	1.20%	1.20%
Portfolio turnover	56%	42%	56%
Net assets, ending (in thousands)	$32,079	$24,130	$8,771

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2011	2010 (z)
Net asset value, beginning	$12.17	$11.32
Income from investment operations:
Net investment income	.15	.10
Net realized and unrealized gain (loss)	(1.88)	.95
Total from investment operations	(1.73)	1.05
Distributions from:
Net investment income	(.08)	(.20)
Net realized gain	—	—
Total distributions	(.08)	(.20)
Total increase (decrease) in net asset value	(1.81)	.85
Net asset value, ending	$10.36	$12.17

Total return*	(14.32%)	9.42%
Ratios to average net assets: A
Net investment income	1.11%	.90%
Total expenses	1.54%	1.73%
Expenses before offsets	1.20%	1.20%
Net expenses	1.20%	1.20%
Portfolio turnover	126%	44%
Net assets, ending (in thousands)	$4,174	$4,190

See notes to financial highlights.

34	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.03	$11.94	$10.00
Income from investment operations:
Net investment income	.11	.18	.15
Net realized and unrealized gain (loss)	.70	3.03	1.90
Total from investment operations	.81	3.21	2.05
Distributions from:
Net investment income	(.16)	(.12)	(.11)
Net realized gain	—	—	—
Total distributions	(.16)	(.12)	(.11)
Total increase (decrease) in net asset value	.65	3.09	1.94
Net asset value, ending	$15.68	$15.03	$11.94

Total return*	5.40%	27.06%	20.69%
Ratios to average net assets: A
Net investment income	.68%	1.31%	1.36%
Total expenses	1.48%	1.90%	2.49%
Expenses before offsets	1.41%	1.41%	1.41%
Net expenses	1.41%	1.41%	1.41%
Portfolio turnover	56%	42%	56%
Net assets, ending (in thousands)	$16,536	$5,138	$1,638

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011	2010 (z)
Net asset value, beginning	$11.72	$11.50
Income from investment operations:
Net investment income	.13	.10
Net realized and unrealized gain (loss)	(1.83)	.90
Total from investment operations	(1.70)	1.00
Distributions from:
Net investment income	(.02)	(.78)
Net realized gain	—	—
Total distributions	(.02)	(.78)
Total increase (decrease) in net asset value	(1.72)	.22
Net asset value, ending	$10.00	$11.72

Total return*	(14.52%)	9.18%
Ratios to average net assets: A
Net investment income	1.04%	.96%
Total expenses	2.68%	4.73%
Expenses before offsets	1.41%	1.41%
Net expenses	1.41%	1.41%
Portfolio turnover	126%	44%
Net assets, ending (in thousands)	$1,519	$944

See notes to financial highlights.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 35

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

36	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 37

age expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

38	www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 39

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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4	President’s Letter
6	SRI Update
8	Portfolio Management Discussion
14	Shareholder Expense Example
16	Report of Independent Registered Public Accounting Firm
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
31	Financial Highlights
35	Explanation of Financial Tables
37	Proxy Voting
37	Availability of Quarterly Portfolio Holdings
38	Director and Officer Information Table

Barbara Krumsiek
President and CEO of Calvert Investments

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 5

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

• PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

6	www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance Summary

For the one-year period ended September 30, 2014, the Calvert Emerging Markets Equity Fund Class A shares (at NAV) returned 4.19%, underperforming the MSCI Emerging Markets Index, which gained 4.66%. Stock selection accounted for the majority of the underperformance, particularly in Brazil. On the positive side, stock selection within Korea, India, and South Africa was strong. At the sector level, companies in Energy and Utilities struggled, while Financials and Information Technology made notable performance contributions.

Investment Climate

Emerging markets delivered attractive returns during the reporting period, although they did not perform as well as developed countries. The MSCI Emerging Markets Index gained 4.7%, while the MSCI World Index was up 12.8%. Investors in emerging markets faced geopolitical and economic concerns, including the annexation of Ukraine’s Crimean Peninsula by Russia, slowing growth and rising debt levels in China, and uncertainty surrounding the election in Brazil. It is encouraging to note that emerging markets led developed markets in the second half of the year, as a spate of market-friendly policy decisions resulted (in most cases) from the election of market-friendly candidates.

Regionally, Asia was the top-performing emerging market in the Index over the year, gaining 9.4%. Within Asia, India was the leading country, up 37.6%. Optimism about the country’s growth and reform prospects after BJP candidate Narendra Modi was elected boosted stock market returns. Indonesia enjoyed a similar election boost. Its market gained 20.4% when the pro-business governor of Jakarta, Joko Widodo, was elected president in July. Taiwan posted double-digit returns amid expectations that technology companies would benefit from new product launches (mainly by Apple). China delivered moderate returns of 4.9%, despite ongoing concerns about the impact and severity of slower growth. Korea returned just 0.6% for the period.

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CALVERT EMERGING
MARKETS EQUITY
FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	22.0%
Consumer Staples	10.6%
Energy	2.3%
Exchange Traded Products	3.7%
Financials	28.5%
Health Care	2.6%
Industrials	4.8%
Information Technology	16.1%
Mutual Funds	4.7%
Short-Term Investments	2.2%
Utilities	2.5%
Total	100%

CALVERT EMERGING
MARKETS EQUITY
FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	2.90%	4.19%
Class C	2.35%	3.10%
Class I	3.03%	4.49%
Class Y	3.01%	4.51%

MSCI Emerging
Markets Index	3.12%	4.66%

Lipper Emerging
Markets Funds
Average	2.82%	4.80%

Ten Largest	% of Net
Stock Holdings	Assets
Tencent Holdings Ltd.	5.1%
Taiwan Semiconductor
Manufacturing Co. Ltd.
(ADR)	3.5%
HDFC Bank Ltd. (ADR)	3.4%
KB Financial Group, Inc.	3.3%
Techtronic Industries Co.	3.1%
Bangkok Bank PCL	3.0%
Galaxy Entertainment
Group Ltd.	3.0%
Samsung Card Co. Ltd.	3.0%
Shenzhen Int’l Holdings Ltd.	3.0%
Samsonite Int’l SA	2.9%
Total	33.3%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

The worst regional returns were in Europe, the Middle East, and Africa (EMEA), which declined 4.9% overall. Hungary fell 22.0% amid concerns about the eurozone economy and impact of the Russia-Ukraine crisis. Russian stocks lost 19.2% as a result of the conflict with Ukraine. However, the United Arab Emirates (UAE) and Egypt were the best-performing emerging market countries, rising 72.6% and 69.0%, respectively. Their gains reflected investor euphoria when the UAE was added to the MSCI Emerging Markets Index, and strong improvement in Egypt’s economy.

Latin America was down 0.7% overall. Mexico was the top performer in the region, up 11.9%. Mexican markets were boosted by sustained recovery in the U.S., which is its key trading partner. Colombia lost 7.5% despite experiencing faster-than-expected GDP growth during the first calendar quarter. The Brazilian market fell by 4.3% amid waning investor optimism about a potential change in government following October elections.

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CALVERT EMERGING
MARKETS EQUITY
FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-0.80%
Since inception (10/29/2012)	5.80%

Class C Shares	(with max. load)
One year	2.10%
Since inception (10/29/2012)	7.47%

Class I Shares
One year	4.49%
Since inception (10/29/2012)	8.90%

Class Y Shares
One year	4.51%
Since inception (10/29/2012)	8.82%

Portfolio Strategy

The Fund’s underperformance relative to the benchmark was driven primarily by stock selection, notably, at a country level, from selected holdings in Brazil. On the positive side, holdings in Korea, India, and South Africa contributed positively to performance. Country allocation detracted from performance, led by China and Russia. Sector-level allocations made a positive contribution to returns, notably from Financials and Information Technology companies.

The three leading detractors from performance included Sberbank (-1.05%), Cosan (-0.87%) and China Child Care (-0.74%)1. The Crimean crisis caused some Russian stocks, including Sberbank, to fall significantly, regardless of fundamentals. Market volatility increased in the latter half of the reporting period after the downing of a commercial airliner over the Ukraine led to broader economic sanctions by Western governments. We reduced our overweight position in Russia just before the crisis. We were concerned about developments in the Ukraine, and had a negative outlook on the Russian economy.

The top three stock contributors to total return were Motherson Sumi (1.82%), Bank Rakyat Indonesia (1.15%) and MFC India Fund (0.89%). In India, Prime Minister Narendra Modi’s reforms agenda improved the country’s economic outlook and restored investor and lender confidence. Auto parts maker Motherson Sumi Systems and the MFC India Fund both benefitted from the “Modi-effect.” The decisive election result in May 2014 caused investors to begin to discount a recovery in commercial vehicle sales. In addition, Motherson acquired a wiring-harness business, which will strengthen the company’s presence in North America. Bank Rakyat, Indonesia’s largest commercial bank, moved higher amid brisk micro-loan growth and a strong stock market rebound.

China Child Care, formerly known as Prince Frog, is a Hong Kong-listed maker of children’s products. It lost value following weak earnings and sales, and a lower-than-expected dividend. Brazilian sugar and ethanol producer Cosan moved lower during the year on falling sugar prices and concerns about higher capital expenditure for its logistics business. The company was also affected when presidential hopeful Marina Silva, a former environment minister who supported increased ethanol consumption, was knocked out of the race.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C, I and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 3.03%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Portfolio Activity

At the end of the reporting period, the Fund was overweight China, India, and Egypt; underweight in Taiwan, Korea, South Africa, and Brazil; and neutral in Russia. We had no exposure to Mexico, Malaysia, Poland, Hungary, and Chile, but continue to search for attractive stocks in these areas.

Our overweight to China reflects our view that country reforms will eventually re-rate stocks. Our exposure to domestic China is offset in part by holding companies with international exposure (e.g., Techtronics, Samsonite) and China’s largest Internet portal, Tencent, which is seeing secular growth as 4G smartphones take off. We gained exposure to Alibaba prior to its initial public offering (IPO) by investing in minority stakeholders Yahoo and China Dongxiang. After the IPO, we began selling Yahoo to purchase Alibaba shares directly.

The Fund’s second-largest overweight was in India. The jury is still out on whether India will deliver high growth. Following its recent rally, we believe the Indian market is largely trading at fair value and has priced in upcoming domestic reforms. Our exposure includes a large proportion of export-oriented companies in software services and auto components, along with some Financials and Energy firms.

We initiated an out-of-index position in Samba, one of the leading banks in Saudi Arabia. It is opening to foreign investment and is attracting significant assets, as it is likely to be added to the MSCI EM benchmark. In addition, Samba offers indirect exposure to the U.S. dollar appreciation. We also added Brazil’s largest private bank, Banco Itau, which has a superb franchise and strong upside potential.

At the sector level, we were overweight in Consumer Discretionary and underweight in Materials, Telecom, and Energy. In our view, Consumer Staples remains expensive, while Energy and Materials companies are cheap, and Industrials and Technology companies are close to fair value. While Energy stocks are cheap, we have yet to identify candidates that meet our bottom-up criteria. Endowments divesting themselves of fossil fuel stocks may signal the beginning of a trend. We also continue to hunt for cyclical companies in the Industrials sector that could see a turn.

Outlook

As part of our investment strategy, we consider emerging markets in a global context and then identify idiosyncratic drivers to arrive at a balanced, interconnected picture of emerging-market prospects. The current picture is mixed. There has been a lot of positive economic news, including a remarkable run in U.S. stocks sparking recoveries in European and Japanese markets, super-low bond yields globally, and low inflation in Europe. If economic recovery broadens, building on continued U.S. growth, it could benefit emerging market economies from China to Brazil, and lead to bull markets in 2015. However, we believe the outlook is more nuanced.

Our outlook for emerging markets is mixed. On the positive side, a surprising number of countries have embarked on supply-side reforms, potentially paving a path of sustainable, steady, long-term growth. China, India, Mexico, and other countries have joined Korea, Taiwan, the Philippines, and Poland in adopting policies designed to streamline their economies, enhance competitiveness, and foster long-term growth. If the economic backdrop remains benign, these countries will have room to enact reforms and transform

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their economies from tigers into slower-but-steadier elephants. This may raise standards of living without incurring the damaging boom-bust cycles of the past. Russia is unlikely to join this movement, as it has, in our view, returned to old models of conquest and military resurgence.

Overall, we believe that emerging markets are at a crossroads. Many of the major emerging market economies should be boosted by policy reforms and controlled growth. Geopolitical and regional strife, however, are constant undercurrents, undermining market stability. In this environment, we believe stock-picking acumen balanced with a close eye on regional cross-currents will help us identify attractive opportunities at the micro level.

October 2014

1. Individual security returns reflect total returns for period held in portfolio.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Motherson Sumi 1.14%, Bank Rakyat Indonesia 2.75%, MFC India Fund 4.67%, Sberbank 1.08%, Cosan 2.15%, China Child Care 0.72%, Techtronics 3.12%, Samsonite 2.93%, Tencent 5.08%, Alibaba 1.46%, Yahoo 0.86%, China Dongxiang 1.22%, Samba 0.38%, and Banco Itau 2.58%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/14	9/30/14	4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$1,028.95	$9.05
Hypothetical	$1,000.00	$1,016.14	$9.00
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,023.53	$14.10
Hypothetical	$1,000.00	$1,011.14	$14.01
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,030.30	$7.21
Hypothetical	$1,000.00	$1,017.97	$7.17
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,030.09	$7.77
Hypothetical	$1,000.00	$1,017.41	$7.72
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.78%, 2.78%, 1.42%, and 1.53% for Class A, Class C , Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Emerging Markets Equity Fund: We have audited the accompanying statement of net assets of the Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Emerging Markets Equity Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

EQUITY SECURITIES - 83.5%	SHARES	VALUE
Austria - 1.9%
Vienna Insurance Group AG Wiener Versicherung Gruppe	23,651	$1,067,791

Brazil - 11.1%
Cosan Ltd.	114,527	1,232,310
Grendene SA	190,700	1,323,765
Itau Unibanco Holding SA, Preferred	106,749	1,476,353
M Dias Branco SA	25,100	1,000,515
Petroleo Brasileiro SA, Preferred	179,200	1,323,695
		6,356,638

China - 13.4%
Alibaba Group Holding Ltd. (ADR)*	9,385	833,857
China Child Care Corp Ltd.	1,865,000	413,113
China Dongxiang Group Co. Ltd.	3,720,000	699,451
Ping An Insurance Group Company of China Ltd.	152,500	1,146,949
Shenzhen International Holdings Ltd	1,239,904	1,692,604
Tencent Holdings Ltd.	196,100	2,911,845
		7,697,819

Egypt - 2.2%
Commercial International Bank Egypt SAE	183,203	1,286,255

Hong Kong - 11.6%
China Mengniu Dairy Company Ltd	345,000	1,417,330
Galaxy Entertainment Group Ltd	299,000	1,736,637
Samsonite International SA*	522,638	1,679,318
Techtronic Industries Co	616,000	1,784,944
		6,618,229

India - 4.6%
Greenko Group plc*	252,451	697,067
HDFC Bank Ltd. (ADR)	41,472	1,931,766
		2,628,833

Indonesia - 2.8%
Bank Rakyat Indonesia Persero Tbk PT	1,840,000	1,574,231

Russia - 5.3%
Magnit OJSC	4,869	1,209,580
Mail.ru Group Ltd. (GDR)*	28,515	801,557
Sberbank of Russia	321,609	616,501
Sollers OJSC	32,930	382,774
		3,010,412

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
South Africa - 3.9%
Life Healthcare Group Holdings Ltd	375,443	$1,478,927
Shoprite Holdings Ltd	61,350	759,455
		2,238,382

South Korea - 12.7%
Hyundai Motor Co.	6,512	1,175,585
KB Financial Group, Inc.	52,191	1,906,622
Samsung Card Co. Ltd	34,539	1,708,539
Samsung Fire & Marine Insurance Co. Ltd.	5,772	1,545,217
Youngone Holdings Co. Ltd	9,946	951,951
		7,287,914

Taiwan - 8.2%
China Life Insurance Co. Ltd	66,128	54,564
Greatek Electronics, Inc.	466,000	598,978
Phison Electronics Corp	124,982	871,026
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	99,955	2,017,092
Tong Yang Industry Co. Ltd	1,093,337	1,164,520
		4,706,180

Thailand - 3.0%
Bangkok Bank PCL	276,875	1,741,943

Turkey - 1.9%
Arcelik AS	74,399	396,425
Aygaz AS	173,865	709,108
		1,105,533

United States - 0.9%
Yahoo!, Inc.*	12,068	491,771

Total Equity Securities (Cost $47,458,603)		47,811,931

CLOSED-END FUNDS - 4.7%
India Fund, Inc.	98,530	2,674,104

Total Closed-End Funds (Cost $2,148,230)		2,674,104

EXCHANGE TRADED PRODUCTS - 3.7%
ChinaAMC CSI 300 Index ETF	531,000	2,130,168

Total Exchange Traded Products (Cost $2,061,387)		2,130,168

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PARTICIPATORY NOTES - 5.5%	SHARES	VALUE
China - 1.7%
Daqin Railway Co. Ltd., Merrill Lynch International & Co.,
7/6/18 (b)*	328,685	$416,511
Gree Electric Appliances, Inc., Merrill Lynch International & Co.,
8/31/18 (b)*	128,400	579,938
		996,449

India 2.3%
CMC Ltd., Merrill Lynch International & Co., 6/5/19 (b)*	18,815	677,261
Motherson Sumi Systems Ltd., Merrill Lynch International & Co.,
5/31/18 (b)*	102,184	654,616
		1,331,877

Saudi Arabia - 1.5%
Samba Financial Group, Morgan Stanley BV, 9/28/15 (b)*	16,909	216,529
Saudi Ceramic, Morgan Stanley BV, 7/18/16 (b)*	16,290	633,493
		850,022

Total Participatory Notes (Cost $2,441,892)		3,178,348

	PRINCIPAL
TIME DEPOSIT - 2.2%	AMOUNT
State Street Bank Time Deposit, 0.069%, 10/1/14	$1,245,215	1,245,215

Total Time Deposit (Cost $1,245,215)		1,245,215

TOTAL INVESTMENTS (Cost $55,355,327) - 99.6%		57,039,766
Other assets and liabilities, net - 0.4%		239,448
NET ASSETS - 100%		$57,279,214

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 1,568,949 shares outstanding		$20,156,626
Class C: 46,768 shares outstanding		609,162
Class I: 2,542,682 shares outstanding		31,064,431
Class Y: 173,750 shares outstanding		2,329,995
Undistributed net investment income		260,557
Accumulated net realized gain (loss) on investments and
foreign currency transactions		1,196,322
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies		1,662,121

NET ASSETS		$57,279,214

NET ASSET VALUE PER SHARE
Class A (based on net assets of $20,627,669)		$13.15
Class C (based on net assets of $610,344)		$13.05
Class I (based on net assets of $33,721,394)		$13.26
Class Y (based on net assets of $2,319,807)		$13.35

See notes to financial statements.

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(b)	This security was valued under the direction of the Board of Directors. See Note A.
*	Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
ETF: Exchange Traded Fund
GDR: Global Depositary Receipts
PCL: Public Company Limited
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $140,189)	$1,189,631
Interest income	1,295
Total investment income	1,190,926

Expenses:
Investment advisory fee	504,435
Transfer agency fees and expenses	52,029
Administrative fees	94,357
Distribution Plan expenses:
Class A	36,980
Class C	4,103
Directors' fees and expenses	2,237
Custodian fees	140,602
Registration fees	18,529
Reports to shareholders	9,766
Professional fees	19,698
Accounting fees	8,548
Miscellaneous	3,026
Total expenses	894,310
Reimbursement from Advisor:
Class A	(64,704)
Class C	(6,479)
Class Y	(9,237)
Net expenses	813,890

NET INVESTMENT INCOME	377,036

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,774,772
Foreign currency transactions	(81,899)
1,692,873

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	608,111
Assets and liabilities denominated in foreign currencies	3,395
611,506

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,304,379

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,681,415

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

		From Inception
		October 29,
	Year Ended	2012 Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$377,036	$386,485
Net realized gain (loss)	1,692,873	1,597,844
Change in unrealized appreciation (depreciation)	611,506	1,050,615

Increase (Decrease) In Net Assets
Resulting From Operations	2,681,415	3,034,944

Distributions to shareholders from:
Net investment income:
Class A shares	(28,225)	(7,842)
Class C shares	—	(17)
Class I shares .	(317,615)	(45,400)
Class Y shares .	(1,227)	(4)
Net realized gain:
Class A shares	(430,902)	—
Class C shares	(10,387)	—
Class I shares .	(1,713,041)	—
Class Y shares .	(42,699)	—
Total distributions .	(2,544,096)	(53,263)

Capital share transactions:
Shares sold:
Class A shares	16,568,829	6,302,984
Class C shares	485,806	129,891
Class I shares .	5,236,012	31,652,032
Class Y shares .	1,949,648	421,082
Reinvestment of distributions:
Class A shares	433,075	7,629
Class C shares	9,915	17
Class I shares .	2,030,657	45,400
Class Y shares .	42,453	4
Redemption fees:
Class A shares	89	40
Class Y shares .	150	1
Shares redeemed:
Class A shares	(2,817,017)	(339,003)
Class C shares	(16,467)	—
Class I shares .	(6,669,371)	(1,230,299)
Class Y shares .	(75,526)	(7,817)
Total capital share transactions .	17,178,253	36,981,961

Total Increase (Decrease) In Net Assets	17,315,572	39,963,642

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

		From Inception
		October 29,
	Year Ended	2012 Through
	September 30,	September 30,
Net Assets	2014	2013
Beginning of period	$39,963,642	—
End of period (including undistributed net investment income of
$260,557 and $314,802, respectively)	$57,279,214	$39,963,642

Capital Share Activity
Shares sold:
Class A shares	1,275,683	500,952
Class C shares	37,216	10,003
Class I shares	410,505	2,541,536
Class Y shares	143,493	33,267
Reinvestment of distributions:
Class A shares	33,624	622
Class C shares	771	1
Class I shares	155,876	3,670
Class Y shares	3,258	—
Shares redeemed:
Class A shares	(215,396)	(26,536)
Class C shares	(1,223)	—
Class I shares	(474,511)	(94,394)
Class Y shares	(5,649)	(619)
Total capital share activity	1,363,647	2,968,502

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund commenced operations on October 29, 2012. The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such changes during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded products and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Participatory notes are valued based on the value of the underlying equity security as determined using the valuation techniques for equity securities listed above. Participatory notes are categorized as Level 2 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $3,178,348, or 5.5% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$47,811,931	—	—	$47,811,931
Closed-end funds	2,674,104	—	—	2,674,104
Exchange traded products	2,130,168	—	—	2,130,168
Participatory notes	—	$3,178,348	—	3,178,348
Other debt obligations	—	1,245,215	—	1,245,215
TOTAL	$52,616,203	$4,423,563	—	$57,039,766

For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

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Participatory Notes: The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”), especially in markets where direct investment by the Fund is not possible. P-notes are generally issued by a bank or broker-dealer (the “counterparty”) and are designed to offer a return linked to a particular underlying equity security. While the holder of a P-note is entitled to receive from the counterparty any dividends paid by the underlying security, the counterparty retains legal ownership and voting rights of the underlying security. The risks associated with investing in a P-note may include the possible failure of the counterparty to perform its obligations under the terms of the agreement, an inability to liquidate or transfer the notes, and an imperfect correlation between the value of the P-note and the underlying security.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

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Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of the average daily net assets. At year end, $59,146 was payable to the Advisor.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.78%, 2.78%, 1.43%, and 1.53% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, C, and Y shares and .10% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $9,751 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $4,795 was payable at year end.

CID received $6,978 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $4,060 for the year ended September 30, 2014. Under the terms of the agreement, $493 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $64,544,317 and $48,072,353, respectively.

The Fund intends to elect to defer net capital losses of $405,394 incurred from November 1, 2013 through September 30, 2014 and treat them as arising in the fiscal year ending September 30, 2015.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$2,469,620	$53,263
Long-term capital gain	74,476	—
Total	$2,544,096	$53,263

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,845,605
Unrealized (depreciation)	(3,438,426)
Net unrealized appreciation/(depreciation)	$1,407,179

Undistributed ordinary income	$2,139,533

Federal income tax cost of investments	$55,632,587

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and the deferral of post-October capital losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions and capital gains taxes.

Undistributed net investment income	($84,214)
Accumulated net realized gain (loss)	84,214

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$7,692	1.35%	$856,031	December 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended September 30, 2014, the Fund considers $74,476 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the fiscal year ended September 30, 2014, the Fund considers 37.6% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. It also considers $.30 per share as income derived from foreign sources and $.03 per share as foreign taxes paid.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 #(z)
Net asset value, beginning	$13.34	$12.00
Income from investment operations:
Net investment income	.08	.13
Net realized and unrealized gain (loss)	.46	1.34
Total from investment operations	.54	1.47
Distributions from:
Net investment income	(.04)	(.13)
Net realized gain	(.69)	—
Total distributions	(.73)	(.13)
Total increase (decrease) in net asset value	(.19)	1.34
Net asset value, ending	$13.15	$13.34

Total return*	4.19%	12.30%
Ratios to average net assets: A
Net investment income	.57%	1.16% (a)
Total expenses	2.22%	3.03% (a)
Expenses before offsets	1.78%	1.78% (a)
Net expenses	1.78%	1.78% (a)
Portfolio turnover	95%	74%
Net assets, ending (in thousands)	$20,628	$6,337

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 #(z)
Net asset value, beginning	$13.34	$12.00
Income from investment operations:
Net investment income (loss)	(.05)	(.01)
Net realized and unrealized gain (loss)	.45	1.37
Total from investment operations	.40	1.36
Distributions from:
Net investment income	—	(.02)
Net realized gain	(.69)	—
Total distributions	(.69)	(.02)
Total increase (decrease) in net asset value	(.29)	1.34
Net asset value, ending	$13.05	$13.34

Total return*	3.10%	11.38%
Ratios to average net assets: A
Net investment income (loss)	(.41%)	(.09%) (a)
Total expenses	4.36%	100.72% (a)
Expenses before offsets	2.78%	2.78% (a)
Net expenses	2.78%	2.78% (a)
Portfolio turnover	95%	74%
Net assets, ending (in thousands)	$610	$133

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014 (z)	2013 #(z)
Net asset value, beginning	$13.49	$12.00
Income from investment operations:
Net investment income	.10	.19
Net realized and unrealized gain (loss)	.48	1.33
Total from investment operations	.58	1.52
Distributions from:
Net investment income	(.12)	(.03)
Net realized gain	(.69)	—
Total distributions	(.81)	(.03)
Total increase (decrease) in net asset value	(.23)	1.49
Net asset value, ending	$13.26	$13.49

Total return*	4.49%	12.73%
Ratios to average net assets: A
Net investment income	.78%	1.61% (a)
Total expenses	1.42%	1.65% (a)
Expenses before offsets	1.42%	1.43% (a)
Net expenses	1.42%	1.43% (a)
Portfolio turnover	95%	74%
Net assets, ending (in thousands)	$33,721	$33,053

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 #(z)
Net asset value, beginning	$13.48	$12.00
Income from investment operations:
Net investment income	.10	.14
Net realized and unrealized gain (loss)	.49	1.36
Total from investment operations	.59	1.50
Distributions from:
Net investment income	(.03)	(.02)
Net realized gain	(.69)	—
Total distributions	(.72)	(.02)
Total increase (decrease) in net asset value	(.13)	1.48
Net asset value, ending	$13.35	$13.48

Total return*	4.51%	12.55%
Ratios to average net assets: A
Net investment income	.78%	1.28% (a)
Total expenses	2.24%	18.62% (a)
Expenses before offsets	1.53%	1.53% (a)
Net expenses	1.53%	1.53% (a)
Portfolio turnover	95%	74%
Net assets, ending (in thousands)	$2,320	$440

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
#	From October 29, 2012 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front- end or deferred sales charge.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

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age expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

36	www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED)

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND ANNUAL REPORT (UNAUDITED) 37

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$81,891	0%	$75,942	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$13,120	0%	$11,680	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$95,011	0%	$87,622	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
$	%*	$	% *
$28,146	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)      This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)            The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the Registrant’s Code of Ethics.

                Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                /s/  Robert J. Enderson

                Robert J. Enderson

                Assistant Treasurer -- Principal Financial Officer

Date: November 24, 2014